SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ___)

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[ ]	Filed by a Party other than the Registrant

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[X]	Preliminary Proxy Statement

[ ]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

INTERVISUAL BOOKS, INC.
(Name of Registrant As Specified in its Charter)

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INTERVISUAL BOOKS, INC.

12910 Culver Boulevard, Suite C
Los Angeles, California 90066

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on October 17, 2002

To the Stockholders of Intervisual Books, Inc.:

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of the Intervisual Books, Inc. (the “Company”) will be held on October 17, 2002, at                               , New York, New York at            a.m., eastern time, and thereafter as it may from time to time be adjourned, for the purposes stated below.

1. To elect seven (7) directors to the Board of Directors of the Company for a one (1) year term;

2. To approve the adoption of the Company’s 2002 Stock Plan;

3. To ratify the appointment of BDO Seidman, LLP as independent public accountants for the Company for fiscal year 2002;

4. To amend the Certificate of Incorporation in increase the number of authorized shares of common stock of the Company from 12,000,000 shares, no par value to 30,000,000 shares, no par value and to increase the number of authorized shares of preferred stock from 3,000,000 shares, no par value to 8,500,000 shares, no par value;

5. To change the Company’s state of incorporation from the State of California to the State of Delaware; and

6. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

      All stockholders are cordially invited to attend the Annual Meeting. Only those stockholders of record at the close of business on August 23, 2002 are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available at the Meeting.

By Order of the Board of Directors

LAURENCE NUSBAUM
Chief Executive Officer and Director

September      , 2002

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE TO CORPORATE STOCK TRANSFER, 3200 CHERRY CREEK DRIVE SOUTH, SUITE 430, DENVER, CO 80209.

PROXY STATEMENT
INTRODUCTION
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE ELECTION OF DIRECTORS
COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Security Ownership Of Certain Beneficial Owners And Management
PROPOSAL TWO ADOPTION OF 2002 STOCK OPTION PLAN
PROPOSAL THREE RATIFICATION OF THE SELECTION OF THE FIRM OF BDO SEIDMAN, LLP INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY
PROPOSAL FOUR INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK
PROPOSAL FIVE
ANNEX A
ANNEX B
ANNEX C
ANNEX D
ANNEX E

INTERVISUAL BOOKS, INC.

12910 Culver Boulevard, Suite C
Los Angeles, California 90066

PROXY STATEMENT

INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Intervisual Books, Inc., a California corporation (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at                     , New York, New York on October 17, 2002 at            a.m., eastern time, and at any adjournments thereof (the “Annual Meeting”).

      The Annual Meeting has been called to consider and take action on the following proposals: (i) to elect seven (7) directors to the Board of Directors of the Company for a one (1) year term, (ii) to approve the adoption of the Company’s 2002 Stock Option Plan, (iii) to ratify the selection of BDO Seidman, LLP as independent public accountants for the Company for fiscal year ending December 31, 2002, (iv) to vote on an approval to amend the Certificate of Incorporation to increase the authorized number of shares of common stock of the Company from 12,000,000 shares, no par value to 30,000,000 shares, no par value, and to increase the authorized number of shares of preferred stock of the Company from 3,000,000 shares, no par value to 8,500,000 shares, no par value, (v) to change the Company’s state of incorporation from the State of California to the State of Delaware and (vi) to transact such other business as may properly come before the Annual Meeting or any adjournments thereof. The Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the person named in the proxy will vote on such other matters and/or for other nominees in accordance with his best judgment. The Company’s Board of Directors recommends that the stockholders vote in favor of each of the proposals. Only holders of record of common stock, no par value (the “Common Stock”) and Series A preferred stock, no par value (the “Preferred Stock”) of the Company at the close of business on August 23, 2002 (the “Record Date”) will be entitled to vote at the Annual Meeting.

      The principal executive offices of the Company are located at 12910 Culver Blvd., Suite C, Los Angeles, CA and its telephone number is (310) 302-0600. The approximate date on which this Proxy Statement, the proxy card and other accompanying materials are first being sent or given to stockholders is September 10, 2002. The Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 2002, is being sent to stockholders together with this Proxy Statement and is incorporated herein by reference.

INFORMATION CONCERNING SOLICITATION AND VOTING

      As of the Record Date, there were outstanding 7,378,922 shares of Common Stock held by approximately 170 holders of record and 895 beneficial owners and 1,666,666 shares of Preferred Stock held by one holder of record. Only holders of shares of Common Stock and Preferred Stock on the Record Date will be entitled to vote at the Annual Meeting. The holders of Common Stock are entitled to one vote on all matters presented at the meeting for each share held of record. The holders of Preferred Stock are entitled to two votes for each share of Preferred Stock held of record on all matters presented at the meeting. The presence in person or by proxy of holders of record of a majority of the shares outstanding and entitled to vote as of the Record Date shall be required for a quorum to transact business at the Annual Meeting. If a quorum should not be present, the Annual Meeting may be adjourned until a quorum is obtained. Each nominee to be elected as a director named in Proposal 1 must receive the vote of a plurality of the votes of the shares of Common Stock and Preferred Stock present in person or represented by proxy at the meeting. For the purposes of election of directors, although abstentions will count toward the presence of a quorum, they will not be counted as votes cast and will have no effect on the result of the vote. The approval of the adoption of the Company’s 2002 Stock Option Plan described in Proposal 2 and the ratification of the selection of BDO Seidman, LLP as independent public accountants of the Company for fiscal year 2002 described in Proposal 3 and the amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock of the Company as described in Proposal 4 must be approved by the affirmative vote of the holders of a majority of the total votes cast on such proposals in person or by proxy. The reincorporation of the Company from the State of the California to the State of Delaware as described in Proposal 5 must be approved by the affirmative vote of the holders of a majority of the shares of Common Stock and Preferred Stock issued and outstanding and entitled to vote. For purposes of the vote on of the amendment to the Company’s Certificate of Incorporation described in Proposal 4 and the ratification of the selection of BDO Seidman, LLP as independent public accountants of the Company for fiscal year 2002 described in Proposal 3, abstentions will not be counted as votes entitled to be cast on these matters and will have no affect on the result of the vote. “Broker non-votes,” which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, will not be counted for the purpose of determining the number of shares present in person or by proxy on a voting matter and will have no affect on the outcome of the vote. Brokers who hold shares in street name may vote on behalf of beneficial owners with respect to Proposals 1 and 3. The approval of all other matters to be considered at the Annual Meeting requires the affirmative vote of a majority of the eligible votes cast at the Annual Meeting on such matters.

      The expense of preparing, printing and mailing this Proxy Statement, exhibits and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, by personal interviews, telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock and Preferred Stock held of record and will provide reimbursements for the cost of forwarding the material in accordance with customary charges.

      Proxies given by stockholders of record for use at the Annual Meeting may be revoked at any time prior to the exercise of the powers conferred. In addition to revocation in any other manner permitted by law, stockholders of record giving a proxy may revoke the proxy by an instrument in writing, executed by the stockholder or his attorney authorized in writing or, if the stockholder is a corporation, under its corporate seal, by an officer or attorney thereof duly authorized, and deposited either at the corporate headquarters of the Company at any time up to and including the last business day preceding the day of the Annual Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of such Annual Meeting on the day of the Annual Meeting or adjournment thereof, and upon either of such deposits the proxy is revoked.

      ALL PROXIES RECEIVED WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED ON SUCH PROXIES. PROXIES WILL BE VOTED IN FAVOR OF A PROPOSAL IF NO CONTRARY SPECIFICATION IS MADE. ALL VALID PROXIES OBTAINED WILL BE VOTED AT THE DISCRETION OF THE PERSONS NAMED IN THE PROXY WITH RESPECT TO ANY OTHER BUSINESS THAT MAY COME BEFORE THE ANNUAL MEETING.

      Proposals 1, 2, 3, 4 and 5 do not give rise to any statutory right of a stockholder to dissent and obtain the appraisal of or payment for such stockholder’s shares. For a discussion of appraisal rights relating to Proposal 5, see Proposal Five — “Appraisal Rights”.

PROPOSAL ONE

ELECTION OF DIRECTORS

      Under the By-Laws of the Company (the “By-Laws”), the Board of Directors of the Company is authorized to be comprised of not less than five (5) and no more than eight (8) directors, subject to which limitation the number of directors may be fixed from time to time by action of the stockholders or of the directors, with all directors elected by the stockholders each year at the annual stockholders meeting. The Company’s board presently consists of seven (7) directors whose terms expire at the Annual Meeting. Officers are elected annually by and serve at the discretion of the Board of Directors.

      Pursuant to a Stockholders Agreement among the Company, Waldo H. Hunt, a director, officer and stockholder of the Company, The Hunt Family Trust, Steven D. Ades, an officer and stockholder of the

Company, the Steven Ades and Laurie Levit Revocable Family Trust and Intervisual Partners LLC, a Delaware limited liability company (“Intervisual LLC”), as long as Intervisual LLC retains ownership of 45% of the 1,825,397 shares of the Company’s Preferred Stock (the “Preferred Shares”) or the equivalent number of Common Stock into which such Preferred Shares may be converted, Intervisual LLC has the right to nominate a majority of the members of the Board. Accordingly, Intervisual LLC has nominated four of the seven members of the Board of Directors. In addition, since Mr. Hunt and his affiliates retained ownership of 45% of the securities of the Company which they owned as of January 8, 2002, Mr. Hunt or his successors or assignees have the right to cause the Board to nominate the remaining members of the Board of Directors.

      The Board has nominated seven (7) candidates to serve as directors. The names and biographical summaries of the seven (7) persons who have been nominated by the Board of Directors to stand for election at the Annual Meeting have been provided below for your information. The Board of Directors has proposed that these persons be elected at the Annual Meeting to serve until the next annual meeting of stockholders. The proxies will be voted for the election of the seven (7) nominees listed below as directors of the Company unless otherwise specified on the form provided. A plurality of the votes of shares of Common Stock present in person or represented by proxy at the Annual Meeting will be necessary to elect the directors listed below. If, for any reason, any of the nominees shall be unable or unwilling to serve, the proxies will be voted for a substitute nominee who will be designated by the Board of Directors at the Annual Meeting. Stockholders may abstain from voting by marking the appropriate boxes on the enclosed proxy. Abstentions shall be counted separately and shall be used for purposes of calculating quorum.

Biographical Summaries of Nominees for the Board of Directors

      Waldo H. Hunt, Age 81. Waldo H. Hunt became Chairman Emeritus in January 2002 and has been a director of the Company since its organization in 1975. Mr. Hunt served as the Chairman of the Board from 1975 until January 2002. From November 1996 until January 2002, he served as Chief Executive Officer. From 1994 through December 1996, Mr. Hunt also served as Chairman of The Hunt Creative Group, a company founded by Mr. Hunt in 1994. Mr. Hunt is the founder of the Company and is considered by many to be the father of the modern-day pop-up industry.

      Louis Perlman, Age 56. Louis Perlman became a director and Chairman of the Board of the Company in January 2002. Since 1979 Mr. Perlman has been the President of Lazam Properties Ltd. Mr. Perlman has lead many venture capital investments, including from 1988 to 1996 being the Chairman and CEO of Chemical Week Associates, a respected trade publisher. Mr. Perlman received his law degree from Cardozo School of Law and a graduate degree from the School of Oriental and African Studies at London University. Mr. Perlman is admitted to the New York State Bar and Florida State Bar.

      Laurence Nusbaum, Age 39. Laurence Nusbaum became a director and Chief Executive Officer of the Company in January 2002. Prior to joining the Company from 2000 to 2001, Mr. Nusbaum was the Managing Director of ICES Inc., a web based commerce incubator which included 46 start-up businesses. From 1997 to 2000, Mr. Nusbaum was the Founder and Chief Executive Officer of Media Brands, Inc., a manufacturer and distributor of children’s products, novelties and crafts.

      Douglas S. Ellenoff, Age 42. Douglas Ellenoff became a director of the Company in January 2002. In 1997 Mr. Ellenoff co-founded The Wardenclyffe Group, Inc., acting as investment manager, consultant and investor. Through various affiliated entities, Mr. Ellenoff has managed the Wardenclyffe Micro-Cap Fund, L.P. Since 1992 Mr. Ellenoff has been a partner in the law firm of Ellenoff Grossman Schole & Cyruli, LLP. He received his law degree from Fordham University and is a graduate of Vassar College (AB-1982).

      Dr. Alan Furst, Age 52. Alan Furst became a director of the Company in January 2002. Since 1982 Dr. Furst has been the founder, owner and physician of the Immediate Medical Care Centers located in New Jersey. From 1981 to 1984 Dr. Furst was the President of the Emergency Medical Association, an 80-member physician group who staffed 11 emergency hospital rooms and urgent care centers located in New Jersey. Dr. Furst is also a private investor with over 25 years of experience in money management.

      William Bruce Johnson, Age 55. William Bruce Johnson became a director of the Company in January 2002. He has been a private investor and a writer since 1998. Mr. Johnson is a lawyer and a former deputy counsel for the New York NAACP from 1996 to 1998.

      Mark Shapiro, Age 40. Mark Shapiro became a director of the Company in January 2002. In 1997 Mr. Shapiro co-founded The Wardenclyffe Group, Inc., acting as investment manager, consultant and investor. Through various affiliated entities, Mr. Shapiro has managed the Wardenclyffe Micro-Cap fund, L.P. since 1998. He has over fifteen years experience in investment management and finance. From 1991 to 1995, he was a Managing Director of CR Management Associates, Inc., a Lexington, Massachusetts, venture capital firm. From 1987 to 1991, Mr. Shapiro was a Senior Portfolio Manager at Home Capital Services, Inc., where he was responsible for the management of $750 million in risk assets. In 1986 he completed the Manufacturers Hanover (now Chase Manhattan Bank) Credit Training Program and served as a Senior Credit Analyst.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends a vote FOR the election of Messrs. Hunt, Perlman, Nusbaum, Ellenoff, Furst, Johnson and Shapiro. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR the election of the above listed nominees and AGAINST any other nominees.

Director Compensation

      Each director who is not an employee receives a $5,000 annual retainer, $1,000 for each Board meeting attended in person, $500 for each meeting of a committee of the Board which is separate from a Board meeting attended in person, and $250 for each Board or committee meeting attended by telephone. Under the Company’s proposed 2002 Stock Option Plan, non-employee directors will receive an initial option grant to purchase 50,000 shares of common stock when such person is first elected or appointed as a Company director and thereafter, on the date of each annual meeting of the Company’s stockholders, an additional grant to purchase 10,000 shares of common stock (other than to directors who receive an initial grant during the calendar year in which the annual meeting is held), provided that such non-employee director continues in office after the annual meeting.

      On December 31, 2001, the Company entered into a consulting agreement with Louis Perlman, the new chairman of the board expiring on December 31, 2003 unless sooner terminated as provided under this agreement. Under this agreement, Mr. Perlman will receive a consulting fee from the Company of $50,000 per year from the start date through the end of the term. In addition, Mr. Perlman shall receive additional compensation equal to the new Chief Executive Officer under the agreement with the Chief Executive Officer dated December 31, 2001. As part of the agreement, Mr. Perlman was granted options to purchase 300,000 shares of the Company’s common stock at a price of $0.63 per share, of which 150,000 vests on December 31, 2004 and 150,000 vests on December 31, 2005. The consulting agreement also provides for accelerated vesting if the Company meets certain operating profits for 2002 and 2003.

Meetings and Committees of the Board of Directors

      The Board of Directors met (or executed written consents in lieu of meeting) eight (8) times during the fiscal year ended December 31, 2001. The Board of Directors has a standing Audit Committee.

The Audit Committee

      The Audit Committee of the Board of Directors consists of three (3) directors, Louis Perlman, Douglas Ellenoff, and Mark Shapiro, none of whom has been an employee of the Company. The Audit Committee met one (1) time in connection with the fiscal year ending December 31, 2001. The Audit Committee is primarily responsible for reviewing the services performed by the Company’s independent public accountants, evaluating the Company’s accounting policies and its system of internal controls, and reviewing significant finance transactions.

      The audit functions of the Audit Committee are focused on three areas:

•	the adequacy of the Company’s internal controls and financial reporting process and the reliability of the Company’s financial statements.

•	the independence and performance of the Company’s independent public accountants.

•	the Company’s compliance with legal and regulatory requirements.

      The Audit Committee meets with management periodically to consider the adequacy of the Company’s internal controls and the objectivity of its financial reporting. The Audit Committee discusses these matters with the Company’s independent public accountants and with appropriate Company financial personnel. Meetings are held with the independent public accountants who will have unrestricted access to the Audit Committee. The Audit Committee also recommends to the Board the appointment of the independent public accountants and reviews periodically their performance and independence from management. In addition, the Audit Committee reviews the Company’s financing plans and reports recommendations to the full Board of Directors for approval and to authorize action. The Directors who served on the Audit Committee during 2001 are all “Independent” for purposes of stock exchange listing standards. That is, the Board of Directors has determined that no member of the Audit Committee had a relationship to the Company that may interfere with its independence from the Company and its management. The Board has adopted a written charter, attached hereto as Annex A, setting out the audit related functions the Audit Committee is to perform.

      Management has primary responsibility for the Company’s financial statements and the overall reporting process, including the Company’s system of internal controls. The independent public accountants audit the annual financial statements prepared by management, express an opinion as to whether those financial statements present fairly the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and will discuss with the Audit Committee any issues they believe should be raised with the Audit Committee.

Audit Committee Report

      This year, the Audit Committee reviewed the Company’s audited financial statements and met with both management and the Company’s independent public accountants, to discuss such audited financial statements. Management has represented to the Audit Committee that the financial statements are prepared in accordance with generally accepted accounting principles. The Audit Committee has received from and discussed with BDO Seidman, LLP the written disclosure and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). These items relate to that firm’s independence from the Company. The Audit Committee also discussed with BDO Seidman, LLP any matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented (Communication with Audit Committees). Based on these reviews and discussions, the Audit Committee recommended to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2002.

      The Audit Committee has considered whether the non-audit services provided by the Company’s independent public accountants during the year ended December 31, 2001 were compatible with the independent public accountants’ independence and has concluded that the Company’s independent public accountants have maintained its independence.

AUDIT COMMITTEE

Louis Perlman
Douglas Ellenoff
Mark Shapiro

Audit Fees

      For the year ended December 31, 2001, the Company expensed professional fees to its independent public accountants in the amount of $95,900 related to auditing services.

Financial Information Systems Design and Implementation Fees

      For the year ended December 31, 2001, there were no fees billed by the Company’s independent public accountants for professional services rendered for information technology services relating to financial information systems design and implementation.

All Other Fees

      For the year ended December 31, 2001, the Company expensed professional fees to its independent public accountants in the amount of $26,900 related to all other services. Other fees primarily consist of tax preparation services and consultation relating to acquisitions.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s directors and executive officers, and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities, to file with the Securities and Exchange Commission (“SEC”) initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company during the year ended December 31, 2001, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were satisfied.

Directors and Executive Officers

      Certain information concerning the directors and executive officers of the Company is set forth below:

Name	Age	Position(s) with the Company

Waldo H. Hunt	81	Chairman Emeritus, Director
Louis Perlman	56	Chairman of the Board, Director
Laurence Nusbaum	39	Chief Executive Officer, Director
Steven F. Wallace	49	Executive Vice President — Sales and Marketing
Gail A. Thornhill	50	Chief Accounting Officer and Controller, Secretary
Douglas Ellenoff	42	Director
Allen Furst	52	Director
William Bruce Johnson	55	Director
Mark Shapiro	40	Director

      In January 2002, Neil Berkman, Gordon Hearne, Leonard William Jaffe and Wong Weng Foo resigned from the Company’s board of directors in connection with the financing transaction finalized during the month. Nathan N. Sheinman also resigned from the Company’s board of directors in January 2002 upon expiration of his employment contract.

      See Biographical Summaries of Nominees for the Board of Directors for biographical summaries of Waldo H. Hunt, Louis Perlman, Laurence Nusbaum, Douglas Ellenoff, Allen Furst, William Bruce Johnson and Mark Shapiro.

      Steven F. Wallace, Age 49. Steven Wallace was recently named Executive Vice President of Sales and Marketing, He previously served as the Company’s Senior Vice President of Sales Marketing as a result of the Company’s acquisition of FFM. Prior to the acquisition of FFM, Mr. Wallace was Vice President of Sales of Fast Forward Marketing since January 1994. From 1979 to 1993, Mr. Wallace was Senior Vice President of Sales for Price Stern Sloan Publishers.

      Gail A. Thornhill, Age 50. Gail Thornhill was appointed Secretary of the Company in February 1993. Ms. Thornhill has been employed by the Company since 1980 in various capacities and has served as its Controller and Chief Accounting Officer since February 1992.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

      The following table sets forth for each of the last three fiscal years ended December 31, 2001, December 31, 2000 and December 31, 1999 the remuneration paid by the Company to its Chief Executive Officer and all other executive officers that earned in excess of $100,000 in annual salary and bonus during such fiscal years:

Summary Compensation Table

					Long-Term
					Compensation
	Annual Compensation
					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary($)	Bonus($)	Compensation($)(1)	Options(#)(2)	Compensation($)

Waldo H. Hunt	2001	75,000	—	60,000	—	—
Chairman Emeritus	2000	84,375	—	60,000	—	—
(former CEO)	1999	215,625	—	66,120	150,000	—
Nathan N. Sheinman	2001	220,000	—	—	—	—
President, COO(3)	2000	220,000	—	—	—	—
	1999	238,958	—	—	300,000	—
Dan P. Reavis(4)	2001	150,000	—	—	—	—
Executive Vice President	2000	150,000	—	—	—	—
CFO	1999	165,833	—	—	175,000	—
Steven Ades(5)	2001	131,401	—	—	—	—
President, New Media Div	2000	171,850	—	—	—	—
	1999	158,125	—	—	140,000	—
Steven Wallace	2001	150,000	—	—	—	—
Sr. Vice President — Sales	2000	150,000	—	—	—	—
	1999	98,437	—	—	110,000	—

(1)	The amount disclosed in this column includes $60,000 for a life insurance policy and auto allowances.

(2)	In November 1999, the option agreements for Mr. Hunt, Mr. Sheinman, and Mr. Reavis were amended to reduce the exercise price to $1.25 per share, which price exceeded the fair market value of Common Stock on the date of the amendment. In the case of Mr. Hunt, certain options were cancelled and an equal number of replacement Options with an exercise price of $1.25 were granted.

(3)	Mr. Sheinman’s employment agreement expired on January 31, 2002 at which time he left the Company to explore other opportunities.

(4)	Mr. Reavis’ employment with the Company ceased on May 17, 2002.

(5)	Mr. Ades’ employment agreement expired on May 11, 2002 at which time he became an independent contractor.

      No options were granted by the Company to the Named Executive Officers and no options were exercised by the Named Executive Officers under the Company’s various stock option plans during 2001 fiscal year. The following table sets forth, in the prescribed format, certain information with respect to options held by the Named Executive Officers.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities Underlying		Value of Unexercised In-the-Money
	Shares		Unexercised Options at FY-End		Options at FY-End(1)
	Acquired on	Value
Name	Exercise(#)	Realized($)	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)

Waldo H. Hunt	None	N/A	150,000	0	0	0
Nathan Sheinman	None	N/A	300,000	0	0	0
Dan P. Reavis	None	N/A	175,000	0	0	0
Steven Ades	None	N/A	93,334	46,666	0	0
Steven Wallace	None	N/A	110,000	0	0	0

(1)	The amounts in this column are calculated using the difference between the closing market price of the Company’s common stock at the Company’s 2001 fiscal year-end and the option exercise prices. The closing market price of the Company’s common stock was less than the option exercise prices.

Employment Agreements

      On December 31, 2001 the Company entered into an employment agreement with Mr. Hunt to continue as its Chairman of the Board Emeritus. The employment of Mr. Hunt by the Company under this agreement shall commence December 31, 2001 and shall end on December 31, 2003, unless further extended or sooner terminated as hereinafter provided. The Company shall pay Mr. Hunt a salary of $165,000 and $175,000 for the years ended December 31, 2002 and 2003.

      On December 31, 2001 the Company entered into an employment and compensation agreement with Mr. Nusbaum employing him as the Company’s Chief Executive Officer. This agreement expires December 31, 2003, unless further extended or sooner terminated as provided in the agreement. The Company shall pay Mr. Nusbaum $150,000 in the first year unless otherwise increased by the Board based on performance, as well as additional compensation as provided under the agreement. Thereafter, Mr. Nusbaum’s salary shall be adjusted annually by the Board based on performance. In addition, the Mr. Nusbaum shall receive additional compensation based upon the Company’s earnings before interest, taxes, depreciation and amortization (“EBITDA”). For the purposes of this agreement EBITDA shall mean consolidated earnings of the Company excluding any cancellation of indebtedness income as it relates to the compromise of payables owed to the Company’s printers, before extraordinary items, interest income or expense, income taxes, depreciation and amortization. The Company must achieve “EBITDA” in excess of $1.25M and $1.75M in 2002 and 2003, respectively, for any additional compensation to accrue. The agreement also provides for moving expenses reasonably incurred by the executive not to exceed $35,000, apartment or housing rental expenses not to exceed $1,800 per month and furniture rental expenses not to exceed $250 per month. However, the Company’s Compensation Committee approved the following payments to cover expenses for the six month period ending December 31, 2002: (i) reasonable living expenses, (ii) an automobile expense and (iii) automobile insurance, together, not to exceed $17,500. As part of the employment agreement, Mr. Nusbaum was granted options to purchase 300,000 shares of the Company’s common stock at a price of $0.63 per share of which 150,000 vest on December 31, 2004 and 150,000 vest on December 31, 2005. The agreement also provides for accelerated vesting if the Company meets certain operating profits for 2002 and 2003.

      In September 2001, the Company entered into a change of control agreement with Mr. Reavis. Subject to the terms and conditions of the agreement, Mr. Reavis shall receive $37,500 upon a change of control of the Company within 12 months from the date of the agreement, provided he is still employed by the Company upon such change of control and chooses not to accept full time employment for more than an interim period of up to six months. As a result of the change of control in January 2002, the payment to Mr. Reavis was made. Mr. Reavis employment with the Company ceased on May 17, 2002.

      On August 16, 2000, the Company amended an employment and compensation agreement with Mr. Ades, the President of Video and New Media Division, the discontinued operation. This agreement, which expires May 2002 unless further extended or sooner terminated as provided in the agreement, provides for compensation of $78,000 per annum. Pursuant to his previous Employment Agreement, Mr. Ades was granted options to purchase 140,000 shares of the Company’s common stock. Additionally on August 16, 2000, the Company entered into a sales representative agreement with Mr. Ades which expires on May 11, 2002. Under this agreement, Mr. Ades will be entitled to a finders fee for acting as IBI’s agent in acquiring product from independent suppliers which the Company will distribute under a fee arrangement. This agreement also provides for commission to be paid to Mr. Ades on the sale of advertising materials, such as magazine inserts, sales aids, advertising premiums and packaging materials. Mr. Ades’ employment and compensation agreement and sales representative agreement expired on May 11, 2002 at which time Mr. Ades became an independent contractor.

      On May 12, 1999, the Company entered into an employment and compensation agreement with Mr. Wallace employing him as the Company’s Senior Vice President of Sales and Marketing. This agreement, which by its term originally expired May 12, 2001, was extended through February 28, 2002. The Company shall pay the executive $162,500 per annum plus a commission of  3/4% of the amount of sales from the book division in excess of $15,000,000, plus  1/2% of the amount of sales from the video division in excess of $15,000,000. Pursuant to this agreement, Mr. Wallace was granted options to purchase 110,000 shares of the Company’s common stock. Additionally, the agreement provides $1,500 per year toward the cost of a life insurance policy.

      On January 13, 1997, the Company entered into an employment and compensation agreement with Mr. Sheinman employing him as the Company’s President and Chief Operating Officer. This employment agreement expired on January 31, 2002, at which time Mr. Sheinman left the Company to explore other opportunities.

Other Agreements

      On December 31, 2001, the Company entered into an advisory agreement with Wardenclyffe Group, Inc. (“WGI”). Under this agreement, the corporation shall receive consulting fees of $2,000 per month payable in arrears. In addition, if the corporation named in this consulting agreement introduces the Company to a third party during the term or within 3 months thereafter, and the third party acquires debt or equity securities of the Company, the consultant shall be entitled to a fee in the aggregate amount of 7% of the aggregate consideration received by the Company from such third party.

      On November 1, 1996, the Company entered into a consulting agreement with the former President, expiring on December 31, 2001. In August 2000, the Company amended the original agreement, which extended the agreement through May 31, 2003 and decreased monthly payments from $10,000 to $5,000. As a result, the Company recorded an expense of $104,516 with a related liability at December 31, 2000 as the Company determined it to be a period cost. At December 31, 2001, the Company had a remaining short-term liability of $95,000 under this agreement. In February 2002, an agreement was reached to reduce the liability to $76,000 plus reimbursement of legal costs and expenses in return for an accelerated payment schedule whereby the total liability was paid in May, 2002.

Security Ownership Of Certain Beneficial Owners And Management

      The following table sets forth information as of the Record Date with respect to the beneficial ownership of the outstanding shares of the Company’s Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares; (ii) the Company’s officers and directors; and (iii) the Company’s officers and directors as a group. A person is deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within sixty (60) days. See “Compensation of Directors and Executive Officers.”

	Amount and Nature of		Percentage
Name	Beneficial Ownership(1)(2)		of Class

Waldo H. Hunt/ The Hunt Trust	2,889,917	(3)	38.4%
12910 Culver Blvd., Suite C
Los Angeles, CA 90066
Intervisual Partners, LLC	3,099,999	(4)	29.6%
18 East 50th Street, 10th Floor
New York, NY 10022
Zindart Limited	1,269,842	(9)	17.2%
160 Sansome Street, #1800
San Francisco, CA 94104
Laurence Nusbaum	236,333	(4)(5)	3.1%
Nathan N. Sheinman(6)	0		*
Dan P. Reavis(10)	45,000		*
Steven D. Ades/the Steven D. Ades and
Laurie Levit Revocable Family Trust(7)	684,047		9.3%
12910 Culver Blvd., Suite C
Los Angeles, CA 90066
Steven Wallace	123,987		1.7%
Louis Perlman	3,099,999	(4)	29.6%
Douglas Ellenoff	0	(4)	*
Dr. Allen Furst	384,900	(4)(8)	5.2%
William Bruce Johnson	0	(4)	*
Mark Shapiro	0	(4)	*
All directors and executive officers as a group (12 persons)	7,495,933		68.1%

*	Less than 1%

(1)	Information relating to beneficial ownership of shares of Common Stock is based upon the rules set forth under the Securities Exchange Act of 1934, as amended. Under such rules, more than one person may be deemed to be a beneficial owner of the same securities.

(2)	Includes the following number of shares of common stock that may be purchased upon the exercise of options granted by the Company which are exercisable on August 23, 2002 or within 60 days thereafter: Mr. Hunt, 150,000; and all directors and executive officers as a group, 294,750.

(3)	All such shares are owned of record either by Mr. Hunt or by Waldo H. Hunt and Patricia E. Hunt, Trustees of The Hunt Trust, UTA May 30, 1980, of which both Trustees have shared voting and investment power.

(4)	Represents shares of Common Stock issuable upon conversion of 1,550,000 shares of Series A Preferred Stock sold to the Purchaser in January 2002. Mr. Perlman is the managing member of Intervisual Partners, LLC, and, as such, has control over these shares and the right to vote these securities. Messrs. Ellenoff, Shapiro, Johnson, Nusbaum and Furst are members of Intervisual Partners, LLC and, as such, have an economic interest in the shares it owns.

(5)	Represents shares of Common Stock issuable upon conversion of 116,666 shares of Series A Preferred Stock held by Intervisual Partners, LLC to which Mr. Nusbaum has a beneficial interest pursuant to the First and Second Closings in January 2002. In addition, Mr. Nusbaum’s wife is a member of Intervisual Partners, LLC and therefore has an economic interest in the shares it owns. Mr. Nusbaum disclaims beneficial ownership of the shares owned by his wife.

(6)	Mr. Sheinman’s employment agreement expired on January 31, 2002 at which time he left the Company to explore other opportunities.

(7)	All such shares are owned of record either by Mr. Ades or by Steven D. Ades and Laurie Levit, Trustees of The Steven Ades and Laurie Levit Revocable Family Trust UTA April 18, 1991, of which both Trustees have shared voting and investment power. Mr. Ades’ employment agreement expired on May 11, 2002 at which time he became an independent contractor.

(8)	Dr. Furst shares included 1,500 shares owned by his wife and 3,600 shares owned by his daughter.

(9)	Represents shares of common stock to be issued following amendment of the Company’s Certificate of Incorporation to increase its authorized capital stock.

(10)	Mr. Reavis’ employment with the Company ceased on May 17, 2002.

Certain Transactions

      The Company has entered into indemnification agreements with its former directors and certain selected officers whereby the Company has agreed to indemnify them against certain expenses. In addition, the Company entered into an indemnification agreement with Mr. Hunt and The Hunt Family Trust whereby the Company agreed to indemnify Mr. Hunt and the trust against costs, losses or damages incurred by them arising out of their guarantee of the Company’s indebtedness under its bank revolving line of credit facility.

      On May 14, 1999, the Company completed the acquisition of Fast Forward Marketing, Inc., (“Fast Forward”). The transaction was completed under the terms and conditions of a definitive agreement signed March 29, 1999. Under this agreement, the Company acquired all the outstanding shares of Fast Forward for 670,000 shares of its common stock, a contingent cash payment of up to $200,000 due May 1, 2000, and a cash payment of $150,000 due May 1, 2001 subject to reduction for the payment by the Company of certain tax withholdings. The contingent cash payment of up to $200,000 or a lesser prorated amount was due if Fast Forward achieved between 70% and 90% of its 1999 projected gross margin, provided a minimum gross margin requirement was met. No payment was made as the target was not achieved. This transaction was accounted for as a purchase. This result in goodwill of $1,587,000, which is being amortized over the estimated useful life of 20 years.

      The Company had been experiencing deteriorating sales and profits from it video division since its acquisition. As a result of the deteriorating sales and a change in business goals, the Company evaluated the future viability of its video division. On February 12, 2002, the board of directors approved a formal plan to discontinue the operations of Fast Forward by either sale or abandonment within 90 days. On April 8, 2002, the Company closed the sale of Fast Forward in accordance with the terms of an asset purchase agreement, dated March 29, 2002, with the Fast Forward Acquisition Corp (“FFMAC”), a wholly owned subsidiary of Kanakaris Wireless. At the closing, FFMAC acquired all the assets, excluding cash on hand, and assumed the liabilities of Fast Forward. At the closing, the Company received $255,000 with the balance of $261,000 to be paid contingent on the collection of Fast Forward’s accounts receivables outstanding at the time of closing. As these receivables are collected, the Company will receive 42.5% of each dollar up to a maximum of $261,000. As of June 30, 2002, the Company had received $159,000 towards the outstanding Fast Forward accounts receivables. The Company had recorded the discontinued operations as of December 31, 2001 and restated all prior periods in accordance with EIFT 95-18.

      On December 31, 2001, the Company entered into an advisory agreement with Wardenclyffe Group, Inc. (“WGI”). Under this agreement, the corporation shall receive consulting fees of $2,000 per month payable in arrears. In addition, if the corporation named in this consulting agreement introduces the Company to a third party during the term or within 3 months thereafter, and the third party acquires debt or equity securities of the Company, the consultant shall be entitled to a fee in the aggregate amount of 7% of the aggregate consideration received by the Company from such third party. Cash payment due in May 2000 was not paid since the required targets were not met. In June 2001, 76,107 shares of the Company’s common stock were issued in lieu of the $150,000 payment due in May 2001. In connection with the Merger, the Hunt Trust and Mr. Ades and the Ades Trust entered into the Voting Agreement.

      See “Employment Agreements,” for transactions with Messrs. Hunt, Nusbaum, Reavis, Ades, Wallace and Sheinman.

PROPOSAL TWO

ADOPTION OF 2002 STOCK OPTION PLAN

      As of July 25, 2002, the Board of Directors of the Company, subject to stockholder approval, adopted the 2002 Stock Option Plan (the “2002 Plan”). The purpose of the 2002 Plan is to provide a means whereby directors and selected employees, officers, agents, consultants and independent contractors of the Company or of any parent or subsidiary thereof, each as defined through reference to a 50% ownership threshold, may be granted incentive stock options and/or nonqualified stock options to purchase shares of Common Stock in order to attract and retain the services or advice of such directors, employees, officers, agents, consultants, and independent contractors and to provide an additional incentive for such persons to exert maximum efforts for the success of the Company and its affiliates by encouraging stock ownership in the Company. A copy of the 2002 Plan is attached as Annex B to this Proxy Statement and the description of the 2002 Plan set forth below is qualified in its entirety by reference to the full text of the 2002 Plan. In addition the Company makes no guarantee as to the tax consequences described below with respect to the grant or exercise of an option, or sale of the stock covered by an option.

Description of the 2002 Plan

      The maximum number of shares of Common Stock with respect to which awards may be presently granted pursuant to the 2002 Plan is one million, two hundred fifty thousand (1,250,000) shares. Shares issuable under the 2002 Plan may be either treasury shares or authorized but unissued shares. The number of shares available for issuance will be subject to adjustment to prevent dilution in the event of stock splits, stock dividends or other changes in the capitalization of the Company.

      Subject to compliance with Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), the 2002 Plan shall be administered by the Board of Directors of the Company (the “Board”) or, in the event the Board shall appoint and/or authorize a committee, such as the Compensation Committee, of two or more members of the Board to administer the 2002 Plan, by such committee (the “Plan Administrator”). Except for the terms and conditions explicitly set forth in the 2002 Plan, and subject to applicable provisions of the Internal Revenue Code of 1986, as amended (the “Code”) the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under the Plan, including, without limitation, selection of whether an option will be an incentive stock option or a nonqualified stock option, selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price per share, the timing of grants and all other terms and conditions of the options.

      Options granted under the 2002 Plan may be “incentive stock options” (“Incentive Options”) within the meaning of Section 422 of the Code or stock options which are not incentive stock options (“Non-Incentive Options” and, collectively with Incentive Options, hereinafter referred to as “Options”). Each Option may be exercised in whole or in part; provided, that only whole shares may be issued pursuant to the exercise of any Option. Subject to any other terms and conditions herein, the Plan Administrator may provide that an Option may not be exercised in whole or in part for a stated period or periods of time during which such Option is outstanding; provided, that the Plan Administrator may rescind, modify, or waive any such limitation (including by the acceleration of the vesting schedule upon a change in control of the Company) at any time and from time to time after the grant date thereof. During an optionee’s lifetime, any Incentive Options granted under the Plan are personal to such optionee and are exercisable solely by such optionee.

      The Plan Administrator can determine at the time the Option is granted in the case of Incentive Options, or at any time before exercise in the case of Non-Incentive Options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, without limitation, federal tax and securities laws and regulations and state corporate law), an Option may be exercised by:

(a) delivery of shares of Common Stock of the Company held by an optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

(b) delivery of a properly executed notice of exercise, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds to pay the exercise price and any federal, state, or local withholding tax obligations that may arise in connection with the exercise; or

(c) delivery of a properly executed notice of exercise, together with instructions to the Company to withhold from the shares of Common Stock that would otherwise be issued upon exercise that number of shares of Common Stock having a fair market value equal to the Option exercise price.

      To the extent permitted by applicable law, the Plan Administrator may also permit any participant to pay the option exercise price upon exercise of an Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. In no event may the maximum credit available to the participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any federal, state and local income and employment tax liability incurred by the participant in connection with the option exercise.

      Upon a merger or consolidation in which securities possessing more than 25% of the total combined voting power of the Company’s outstanding securities are transferred to a person different from the person holding those securities immediately prior to such transaction, the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company the sale, transfer or other disposition of all or substantially all of the Company’s assets to an unrelated entity, or a change in the identity of more than three (3) directors over a two-year period each, a (“Corporate Transaction”), any award carrying a right to exercise that was not previously exercisable shall become fully exercisable, the restrictions, deferral limitations and forfeiture conditions applicable to any other award granted shall lapse and any performance conditions imposed with respect to awards shall be deemed to be fully achieved. Notwithstanding the foregoing, any Option granted to an employee shall not become fully vested until such time as the employee experiences an involuntary termination of employment (other than on account of misconduct).

      Incentive Options granted under the 2002 Plan may not be transferred, pledged, mortgaged, hypothecated or otherwise encumbered other than by will or under the laws of descent and distribution, except that the Plan Administrator may permit transfers of awards for estate planning purposes if, and to the extent, such transfers do not cause a participant who is then subject to Section 16 of the Exchange Act to lose the benefit of the exemption under Rule 16b-3 for such transactions.

      Additional rules apply under the Code to the grant of Incentive Options. For instance an Incentive Option must be exercised within 10 years after the date of grant, unless granted to an individual owning more than 10% of the Company’s stock, in which case the exercise period may not exceed five (5) years. Similarly, an Incentive Option must be granted at an exercise price that equals or exceeds 100% of the fair market value of the underlying stock at the time of grant, a threshold that is increased to 110% of such fair market value in the case of a grant to an individual owning more than 10% of the Company’s stock.

      For federal income tax purposes, the grant to an optionee of a Non-Incentive Option generally will not constitute a taxable event to the optionee or to the Company. Upon exercise of a Non-Incentive Option (or, in certain cases, a later tax recognition date), the optionee will recognize compensation income taxable as ordinary income, measured by the excess of the fair market value of the Common Stock purchased on the exercise date (or later tax recognition date) over the amount paid by the optionee for such Common Stock, and will be subject to federal income tax withholding. Upon recognition of income by the optionee, the Company may claim a deduction for the amount of such compensation. The optionee will have a tax basis in the Common Stock purchased equal to the amount paid plus the amount of ordinary income recognized upon exercise of the Non-Incentive Option. Upon the subsequent sale of the Common Stock received upon exercise of the Non-Incentive Option, an optionee will recognize capital gain or loss equal to the difference between the amount realized on such sale and his or her tax basis in the Common Stock, which may be long-term capital gain or loss if the optionee holds the Common Stock for more than one year from the exercise date.

      For federal income tax purposes, in general, neither the grant nor the exercise of an Incentive Option will constitute a taxable event to the optionee or to the Company, assuming the Incentive Option qualifies as an “incentive stock option” under Code §422. If an optionee does not dispose of the Common Stock acquired upon exercise of an Incentive Option during the statutory holding period, any gain or loss upon subsequent sale of the Common Stock will be long-term capital gain or loss, assuming the shares represent a capital asset in the optionee’s hands. The statutory holding period is the later of two years from the date the Incentive Option is granted or one year from the date the Common Stock is transferred to the optionee pursuant to the exercise of the Incentive Option. If the statutory holding period requirements are satisfied, the Company may not claim any federal income tax deduction upon either the exercise of the Incentive Option or the subsequent sale of the Common Stock received upon exercise thereof. If the statutory holding period requirement is not satisfied, the optionee will recognize compensation income taxable as ordinary income on the date the Common Stock is sold (or later tax recognition date) in an amount equal to the lesser of (i) the fair market value of the Common Stock on that date less the amount paid by the optionee for such Common Stock, or (ii) the amount realized on the disposition of the Common Stock less the amount paid by the optionee for such Common Stock; the Company may then claim a deduction for the amount of such compensation income.

      The federal income tax consequences summarized hereinabove are based upon current law and are subject to change.

      The Board may amend, alter, suspend, discontinue or terminate the 2002 Plan at any time, except that any such action shall be subject to stockholder approval at the annual meeting next following such Board action if such stockholder approval is required by federal or state law or regulation or the rules of any exchange or automated quotation system on which the Common Stock may then be listed or quoted, or if the Board of Directors otherwise determines to submit such action for stockholder approval. In addition, no amendment, alteration, suspension, discontinuation or termination to the 2002 Plan may materially impair the rights of any participant with respect to any vested Option granted before amendment without such participant’s consent. Unless terminated earlier by the Board, the 2002 Plan shall terminate upon the earliest to occur of (i) October 17, 2012, (ii) 10 years after the date or which the Board approves the 2002 Plan or (iii) the date on which all shares of Common Stock available for issuance under the 2002 Plan shall have been issued as vested shares. Upon such 2002 Plan termination, all Options and unvested stock issuances outstanding under the 2002 Plan shall continue to have full force and effect in accordance with the provisions of the agreements.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends a vote FOR approval of the adoption of the 2002 Plan. Unless marked to the contrary, proxies received from Stockholders will be voted in favor of the 2002 Plan.

PROPOSAL THREE

RATIFICATION OF THE SELECTION OF THE FIRM OF BDO SEIDMAN, LLP

INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY

      The Board of Directors concluded that the continued engagement of BDO Seidman, LLP as the Company’s independent public accountants for the 2002 fiscal year was in the best interests of the Company.

The affirmative vote of the holders of a majority of the total votes cast on this proposal is needed to ratify the selection of the firm of BDO Seidman, LLP as independent public accountants for the Company. The Company has been advised that a representative of BDO Seidman, LLP will be present at the meeting.

Recommendation of the Board of Directors

      The Board of Directors unanimously recommends a vote FOR the ratification of the selection of BDO Seidman, LLP as independent public accountants for the Company. Unless marked to the contrary, proxies received from stockholders will be voted in favor of the ratification of the selection of BDO Seidman, LLP as independent public accountants for the Company for fiscal year 2002.

PROPOSAL FOUR

INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF

COMMON STOCK AND PREFERRED STOCK

      On July 25, 2002, the Board of Directors unanimously adopted resolutions approving a proposal to amend the fourth paragraph of the Company’s Certificate of Incorporation, in order to increase the number of shares of Common Stock which the Company is authorized to issue from 12,000,000, no par value to 30,000,000, no par value and to increase the number of shares of Preferred Stock which the Company is authorized to issue from 3,000,000, no par value to 8,500,000, no par value and to amend the Certificate of Incorporation to reflect such increase of authorized shares. See “Proposal Five — Reincorporation in the State of Delaware”. The Board of Directors determined that such amendment is advisable and directed that the proposed amendment be considered at the Annual Meeting of stockholders. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock of the Company is required to approve the amendment.

      The proposed amendment would increase the number of shares of Common Stock which the Company is authorized to issue from 12,000,000 to 30,000,000. The additional 18,000,000 shares would be a part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently issued and outstanding. The holders of Common Stock of the Company are not entitled to preemptive rights or cumulative voting. The proposed amendment would increase the number of shares of Preferred Stock which the Company is authorized to issue from 3,000,000 to 8,500,000. The additional 5,500,000 shares would be a part of the existing class of Preferred Stock and, if and when issued, would have the same rights and privileges as the shares of Preferred Stock presently issued and outstanding.

      Of the existing unissued shares, approximately 1,821,916 are required to provide for the issuance of additional shares of Common Stock issuable upon exercise of outstanding stock options and warrants, approximately 1,269,842 are required for the issuance to Zindart Limited, and approximately 1,250,000 are required to provide for shares reserved for issuance under the Company’s 2002 Stock Plan. The additional shares are necessary to provide for the shares of Common Stock issuable upon conversion of the outstanding shares of Preferred Stock. In addition, the Board of Directors believes that by increasing the number of authorized shares, the Company will be afforded greater flexibility to raise additional funds, to compensate employees and consultants and to make strategic acquisitions, if and when, the opportunity arises. Currently, the Company is considering several acquisition candidates, but has not entered into any agreement to acquire any other businesses. If the proposed amendment is adopted, there would be approximately 6,405,248 authorized shares that are not outstanding, reserved for issuance. The Company had, as of the Record Date, 7,378,922 shares of Common Stock issued and outstanding and 1,666,666 shares of Preferred Stock issued and outstanding.

      The Board of Directors unanimously recommends a vote FOR the proposal to amend the fourth paragraph of the Company’s Certificate of Incorporation, to increase the authorized Common Stock of the Company from 12,000,000, no par value to 30,000,000 shares, no par value and to increase the authorized Preferred Stock of the Company from 3,000,000, no par value to 8,500,000 shares, no par value. Unless marked to the contrary, proxies received from Stockholders will be voted in favor of the proposed amendment.

PROPOSAL FIVE

PROPOSAL FOR REINCORPORATION IN DELAWARE

Introduction

      For the reasons set forth below, the Board of Directors believes that it is in the best interests of the Company and its stockholders to change the state of incorporation of the Company from California to Delaware (the “Reincorporation Proposal” or the “Proposed Reincorporation”). SHAREHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCED BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout this Proxy Statement, the term “Intervisual Books California” or the “Company” refers to Intervisual Books, Inc., the existing California corporation, and the term “Intervisual Books Delaware” refers to the new Delaware corporation (incorporated as “Intervisual Books, Inc.”), a wholly-owned subsidiary of Intervisual Books California, which is the proposed successor to Intervisual Books California in the Proposed Reincorporation.

      As discussed below, the principal reasons for the Proposed Reincorporation are the greater flexibility of Delaware corporate law and the substantial body of case law interpreting that law. The Company believes that its stockholders will benefit from the well established principles of corporate governance that Delaware law affords. Although Delaware law provides the opportunity for the Board of Directors to adopt various mechanisms which may enhance the Board’s ability to negotiate favorable terms for the stockholders in the event of an unsolicited takeover attempt, the Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Board of Directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Board of Directors or take any action that would materially affect the governance of the Company.

      The Reincorporation Proposal will be effected by merging Intervisual Books California into Intervisual Books Delaware (the “Merger”). Upon completion of the Merger, Intervisual Books California, as a corporate entity, will cease to exist and Intervisual Books Delaware will continue to operate the business of the Company under its current name, Intervisual Books, Inc.

      Pursuant to the Agreement and Plan of Merger, in substantially the form attached hereto as Annex C (the “Merger Agreement”), each outstanding share of Intervisual Books California Common Stock will be automatically converted into one share of Intervisual Books Delaware Common Stock, no par value, upon the effective date of the Merger and each outstanding share of Intervisual Books California Preferred Stock will be automatically converted into one share of Intervisual Books Delaware Preferred Stock, no par value, upon the effective date of the Merger. Each stock certificate representing issued and outstanding shares of Intervisual Books California Common Stock will continue to represent the same number of shares of Common Stock of Intervisual Books Delaware. Each stock certificate representing issued and outstanding shares of Intervisual Books California Preferred Stock will continue to represent the same number of shares of Preferred Stock of Intervisual Books Delaware. IT WILL NOT BE NECESSARY FOR SHAREHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF INTERVISUAL BOOKS DELAWARE. However, stockholders may exchange their certificates if they so choose.

      Under California law, the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock of Intervisual Books California is required for approval of the Merger Agreement and the other terms of the Proposed Reincorporation. See “Vote Required for the Reincorporation Proposal.” The Proposed Reincorporation has been unanimously approved by the Company’s Board of Directors. If approved by the stockholders, it is anticipated that the Merger will become effective as soon as practicable (the “Effective Date”) following the Annual Meeting of stockholders. However, pursuant to the Merger

Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the Board of Directors (except that the principal terms may not be amended without stockholder approval) either before or after stockholder approval has been obtained and prior to the Effective Date if, in the opinion of the Board of Directors of the Company, circumstances arise which make it inadvisable to proceed under the original terms of the Merger Agreement. stockholders of Intervisual Books California will have no appraisal rights with respect to the Merger.

      The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Certificate of Incorporation of Intervisual Books Delaware and the Bylaws of Intervisual Books Delaware, copies of which are attached hereto as Annex C, D, and E respectively.

      APPROVAL BY SHAREHOLDERS OF THE PROPOSED REINCORPORATION WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE CERTIFICATE OF INCORPORATION AND THE BYLAWS OF INTERVISUAL BOOKS DELAWARE AND ALL PROVISIONS THEREOF.

Vote Required for the Reincorporation Proposal

      Approval of the Reincorporation Proposal, which will also constitute approval of (i) the Merger Agreement, the Certificate of Incorporation and the Bylaws of Intervisual Books Delaware, and (ii) the assumption of Intervisual Books California’s employee benefit plans by Intervisual Books Delaware, will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Preferred Stock of Intervisual Books California entitled to vote.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION.

Principal Reasons for the Proposed Reincorporation

      As the Company plans for the future, the Board of Directors and management believe that it is essential to be able to draw upon well established principles of corporate governance in making legal and business decisions. The prominence and predictability of Delaware corporate law provide a reliable foundation on which the Company’s governance decisions can be based, and the Company believes that stockholders will benefit from the responsiveness of Delaware corporate law to their needs and to those of the corporation they own.

      Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has been a leader in adopting, construing and implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized under its laws. Many corporations have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware’s prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

      Increased Ability to Attract and Retain Qualified Directors. Both California and Delaware law permit a corporation to include a provision in its certificate of incorporation which reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. It is the Company’s desire to reduce these risks to its directors and officers and to limit situations in which monetary damages can be recovered against directors so that the Company may continue to attract and retain qualified directors who otherwise might be unwilling to serve because of the risks involved. The Company believes that, in general, Delaware law provides greater protection to directors than California law and that Delaware case law regarding a corporation’s ability to limit director liability is more developed and provides more guidance than California law. To date, no persons invited to become a director or officer of the Company have declined because it is a California corporation.

      California Proposition 211. In November 1996, Proposition 211 was rejected by the California electorate. Proposition 211 would have severely limited the ability of California companies to indemnify their directors and officers. While Proposition 211 was defeated, similar initiatives or legislation containing similar provisions may be proposed in California in the future. As a result, the Company believes that the more favorable corporate environment afforded by Delaware will enable it to compete more effectively with other public companies in attracting new directors.

      Well Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the Board of Directors such as under the business judgment rule and other standards. The Company believes that its stockholders will benefit from the well established principles of corporate governance that Delaware law affords.

No Change in the Name, Board Members, Business, Management, Employee Benefit Plans or Location of Principal Facilities of the Company

      The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature which are described in this Proxy Statement. The Proposed Reincorporation will NOT result in any change in the name, business, management, fiscal year, assets or liabilities or location of the principal facilities of the Company. The 7 directors who will be elected at the Annual Meeting of Stockholders will become the directors of Intervisual Books Delaware. All employee benefit, stock option and related plans of Intervisual Books California will be assumed and continued by Intervisual Books Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Intervisual Books Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Stockholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by Intervisual Books Delaware. Other employee benefit arrangements of Intervisual Books California will also be continued by Intervisual Books Delaware upon the terms and subject to the conditions currently in effect. As noted above, after the Merger, the shares of Common Stock of Intervisual Books Delaware will continue to be traded, without interruption, in the same principal market and under the same symbol (“IVBK”) as the shares of Common Stock of Intervisual Books California are currently traded. The Company believes that the Proposed Reincorporation will not affect any of its material contracts with any third parties and that Intervisual Books California’s rights and obligations under such material contractual arrangements will continue and be assumed by Intervisual Books Delaware.

Antitakeover Implications

      Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation’s vulnerability to unsolicited takeover attempts through amendment of the corporate charter or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control and the Board of Directors is not aware of any present attempt to acquire control of the Company or to obtain representation on the Board of Directors.

      In the discharge of its fiduciary obligations to its stockholders, the Board of Directors has evaluated the Company’s vulnerability to potential unsolicited bidders. In the course of such evaluation, the Board of Directors of the Company, has considered or may consider in the future, certain defensive strategies designed to enhance the Board’s ability to negotiate with an unsolicited bidder. These strategies include, but are not limited to, the adoption of a stockholder rights plan, the adoption of severance agreements for its management and key employees which become effective upon the occurrence of a change in control of the Company, the establishment of a staggered board of directors, the elimination of cumulative voting, the elimination of the right to remove a director other than for cause and the authorization of preferred stock, the rights and preferences of which may be determined by the Board of Directors. A stockholder rights plan and severance agreements (which will continue in Intervisual Books Delaware following the Proposed Reincorporation) have been previously adopted by Intervisual Books California, and the elimination of cumulative voting and the authority to issue preferred stock, the rights and preferences of which may be determined by the Board of Directors are contemplated as part of the Proposed Reincorporation. It should also be noted that elimination of cumulative voting and the establishment of a classified board of directors also can be undertaken under California law in certain circumstances. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see “The Charters and Bylaws of Intervisual Books California and Intervisual Books Delaware” and “Significant Differences Between the Corporation Laws of California and Delaware — Indemnification and Limitation of Liability” below.

      Certain effects of the Reincorporation Proposal may be considered to have antitakeover implications. Section 203 of the Delaware General Corporation Law, from which Intervisual Books Delaware does NOT intend to opt out, restricts certain “business combinations” with “interested stockholders” for three years following the date that a person becomes an interested stockholder, unless the Board of Directors approves the business combination. Likewise, the elimination of the right of stockholders controlling at least ten percent of the voting shares to call a special meeting of the stockholders could be seen as promoting an antitakeover effect by allowing stockholder action only at a meeting properly called by the Board of Directors or an annual meeting. The elimination of the ability of a majority of stockholders to act by written consent also could be viewed as having an antitakeover effect in that it can make it more difficult for stockholders to coordinate action outside a duly called annual or special meeting. For a detailed discussion of all of the changes which will be implemented as part of the Proposed Reincorporation, see “The Charters and Bylaws of Intervisual Books California and Intervisual Books Delaware”. For a discussion of these and other differences between the laws of California and Delaware, see “Significant Differences Between the Corporation Laws of California and Delaware.” See “Significant Differences Between the Corporation Laws of California and Delaware-Stockholder Approval of Certain Business Combinations”.

      The Board of Directors believes that unsolicited takeover attempts may be unfair or disadvantageous to the Company and its stockholders because, among other reasons: (i) a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices; (ii) a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions; (iii) a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the corporation’s stock, without affording all stockholders the opportunity to receive the same economic benefits; and (iv) certain of the Company’s contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a “change of control” of the Company without the prior written consent of the other contracting party.

      By contrast, in a transaction in which a potential acquiror must negotiate with an independent board of directors, the board can and should take account of the underlying and long-term values of the Company’s business, technology and other assets, the possibilities for alternative transactions on more favorable terms, possible advantages from a tax-free reorganization, anticipated favorable developments in the Company’s business not yet reflected in the stock price and equality of treatment of all stockholders.

      Despite the belief of the Board of Directors as to the benefits to stockholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Board of Directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or over their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Board of Directors to resist a takeover or a change in control of the Company, such provisions could make it more difficult to change the existing Board of Directors and management.

              The Charters and Bylaws of Intervisual Books California and Intervisual Books Delaware

      The provisions of the Intervisual Books Delaware Certificate of Incorporation and Bylaws are similar to those of the Intervisual Books California Articles of Incorporation and Bylaws in certain respects, but differ in other respects. The Company is also separately seeking stockholder approval to increase the number of authorized shares of the Company’s Common Stock. However, while the Company has no present intention to do so, Intervisual Books Delaware could in the future implement certain other changes by amendment of its Certificate of Incorporation or Bylaws. For a discussion of such changes, see “Significant Differences Between the Corporation Laws of California and Delaware.” This discussion of the Certificate of Incorporation and Bylaws of Intervisual Books Delaware is qualified by reference to Annex C and E hereto, respectively.

      The Articles of Incorporation of Intervisual Books California currently authorize the Company to issue up to 12,000,000 shares of Common Stock and 3,000,000 shares of Preferred Stock. The Certificate of Incorporation of Intervisual Books Delaware provides that it will have 30,000,000 authorized shares of Common Stock, no par value per share, and 8,500,000 shares of Preferred Stock, no par value per share. Intervisual Books Delaware’s Certificate of Incorporation provides that the Board of Directors is entitled to determine the powers, preferences and rights, and the qualifications, limitations or restrictions, of the authorized and unissued Preferred Stock. See Proposal Four.

      Monetary Liability of Directors. The Articles of Incorporation of Intervisual Books California and the Certificate of Incorporation of Intervisual Books Delaware both provide for the elimination of personal monetary liability of directors to the fullest extent permissible under the law of the respective states. The provision eliminating monetary liability of directors set forth in the Intervisual Books Delaware Certificate of Incorporation is potentially more expansive than the corresponding provision in the Intervisual Books California Articles of Incorporation, in that the former incorporates future amendments to Delaware law with respect to the elimination of such liability. For a more detailed explanation of the foregoing, see “Significant Differences Between the Corporation Laws of California and Delaware — Indemnification and Limitation of Liability.”

Significant Differences Between the Corporation Laws of California and Delaware

      The following provides a summary of the major substantive differences between the Corporation Laws of California and Delaware. It is not an exhaustive description of all differences between the two states’ laws.

Stockholder Approval of Certain Business Combinations

      Delaware. Under Section 203 of the Delaware General Corporation Law, a Delaware corporation is prohibited from engaging in a “business combination” with an “interested stockholder” for three years following the date that such person or entity becomes an interested stockholder. With certain exceptions, an interested stockholder is a person or entity who or which owns, individually or with or through certain other persons or entities, fifteen percent (15%) or more of the corporation’s outstanding voting stock (including any rights to acquire stock pursuant to an option, warrant, agreement, arrangement or understanding, or upon the exercise of conversion or exchange rights, and stock with respect to which the person has voting rights only). The three-year moratorium imposed by Section 203 on business combinations of Section 203 does not apply if (i) prior to the date on which such stockholder becomes an interested stockholder the Board of Directors of the subject corporation approves either the business combination or the transaction that resulted in the person or entity becoming an interested stockholder; (ii) upon consummation of the transaction that made him or her an interested stockholder, the interested stockholder owns at least eighty-five percent (85%) of the corporation’s voting stock outstanding at the time the transaction commenced (excluding from the 85% calculation shares owned by directors who are also officers of the subject corporation and shares held by employee stock plans that do not give employee participants the right to decide confidentially whether to accept a tender or exchange offer); or (iii) on or after the date such person or entity becomes an interested stockholder, the Board approves the business combination and it is also approved at a stockholder meeting by sixty-six and two-thirds percent (66 2/3%) of the outstanding voting stock not owned by the interested stockholder. Although a Delaware corporation to which Section 203 applies may elect not to be governed by

Section 203, the Board of Directors of the Company intends that the Company be governed by Section 203. The Company believes that many Delaware corporations have availed themselves of this statute and have not opted out of Section 203.

      The Company believes that Section 203 will encourage any potential acquirer to negotiate with the Company’s Board of Directors. Section 203 also might have the effect of limiting the ability of a potential acquiror to make a two-tiered bid for Intervisual Books Delaware in which all stockholders would not be treated equally. Stockholders should note, however, that the application of Section 203 to Intervisual Books Delaware will confer upon the Board the power to reject a proposed business combination in certain circumstances, even though a potential acquirer may be offering a substantial premium for Intervisual Books Delaware’s shares over the then-current market price. Section 203 would also discourage certain potential acquirers unwilling to comply with its provisions.

      California. California law requires that holders of common stock receive common stock in a merger of the corporation with the holder of more than fifty percent (50%) but less than ninety percent (90%) of the target’s common stock or its affiliate unless all of the target company’s stockholders consent to the transaction. This provision of California law may have the effect of making a “cash-out” merger by a majority stockholder more difficult to accomplish. Although Delaware law does not parallel California law in this respect, under some circumstances Section 203 does provide similar protection to stockholders against coercive two-tiered bids for a corporation in which the stockholders are not treated equally.

Classified Board of Directors

      A classified board is one on which a certain number, but not all, of the directors are elected on a rotating basis each year.

      Delaware. Delaware law permits, but does not require, a classified Board of Directors, pursuant to which the directors can be divided into as many as three classes with staggered terms of office, with only one class of directors standing for election each year. The Intervisual Books Delaware Certificate of Incorporation and Bylaws do not provide for a classified board, and the adoption of a classified Board of Directors in the future would require stockholder approval.

      California. Under California law, a corporation generally may provide for a classified board of directors by adopting amendments to its Charter or bylaws, which amendments must be approved by the stockholders. The Intervisual Books California Articles of Incorporation and Bylaws do not currently provide for a classified board.

Removal of Directors

      Delaware. Under Delaware law, any director or the entire board of directors of a corporation that does not have a classified Board of Directors or cumulative voting may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote. In the case of a Delaware corporation having cumulative voting, if less than the entire board is to be removed, a director may not be removed without cause if the number of shares voted against such removal would be sufficient to elect the director under cumulative voting.

      California. Under California law, any director or the entire board of directors may be removed, with or without cause, with the approval of a majority of the outstanding shares entitled to vote; however, no individual director may be removed (unless the entire Board is removed) if the number of votes cast against such removal would be sufficient to elect the director under cumulative voting.

      Intervisual Books California’s Articles of Incorporation do not provide for a classified board of directors but do provide for cumulative voting. The Intervisual Books Delaware Certificate of Incorporation will not provide for cumulative voting. As a result, after the Proposed Reincorporation, a director of Intervisual Books Delaware may be removed with or without cause with the approval of a majority of the outstanding shares entitled to vote.

Indemnification and Limitation of Liability

      California and Delaware have similar laws respecting indemnification by a corporation of its officers, directors, employees and other agents. The laws of both states also permit, with certain exceptions, a corporation to adopt charter provisions eliminating the liability of a director to the corporation or its stockholders for monetary damages for breach of the director’s fiduciary duty. There are nonetheless certain differences between the laws of the two states respecting indemnification and limitation of liability which are summarized below.

      Delaware. The Intervisual Books Delaware Certificate of Incorporation would eliminate the liability of directors to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director to the fullest extent permissible under Delaware law, as such law exists currently and as it may be amended in the future. Under Delaware law, such provision may not eliminate or limit director monetary liability for: (a) breaches of the director’s duty of loyalty to the corporation or its stockholders; (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law; (c) the payment of unlawful dividends or unlawful stock repurchases or redemptions; or (d) transactions in which the director received an improper personal benefit. Such limitation of liability provisions also may not limit a director’s liability for violation of, or otherwise relieve the Company or its directors from the necessity of complying with federal or state securities laws, or affect the availability of nonmonetary remedies such as injunctive relief or rescission.

      California. California law does not permit the elimination of monetary liability where such liability is based on: (a) intentional misconduct or knowing and culpable violation of law; (b) acts or omissions that a director believes to be contrary to the best interests of the corporation or its stockholders or that involve the absence of good faith on the part of the director; (c) receipt of an improper personal benefit; (d) acts or omissions that show reckless disregard for the director’s duty to the corporation or its stockholders, where the director in the ordinary course of performing a director’s duties should be aware of a risk of serious injury to the corporation or its stockholders; (e) acts or omissions that constitute an unexcused pattern of inattention that amounts to an abdication of the director’s duty to the corporation and its stockholders; (f) transactions between the corporation and a director who has a material financial interest in such transaction; and (g) liability for improper distributions, loans or guarantees.

      Indemnification Compared and Contrasted. California law requires indemnification when the individual has defended successfully the action on the merits while Delaware law requires indemnification whether there has been a successful or unsuccessful defense on the merits or otherwise. Delaware law generally permits indemnification of expenses, including attorneys’ fees, actually and reasonably incurred in the defense or settlement of a derivative or third-party action, provided there is a determination by a majority vote of a disinterested quorum of the directors, by independent legal counsel or by a majority vote of a quorum of the stockholders that the person seeking indemnification acted in good faith and in a manner reasonably believed to be in best interests of the corporation. Without court approval, however, no indemnification may be made in respect of any derivative action in which such person is adjudged liable for negligence or misconduct in the performance of his or her duty to the corporation. Delaware law requires indemnification of expenses when the individual being indemnified has successfully defended any action, claim, issue or matter therein, on the merits or otherwise.

      Expenses incurred by an officer or director in defending an action may be paid in advance, under Delaware law and California law, if such director or officer undertakes to repay such amounts if it is ultimately determined that he or she is not entitled to indemnification. In addition, the laws of both states authorize a corporation’s purchase of indemnity insurance for the benefit of its officers, directors, employees and agents whether or not the corporation would have the power to indemnify against the liability covered by the policy.

      California law permits a California corporation to provide rights to indemnification beyond those provided therein to the extent such additional indemnification is authorized in the corporation’s articles of incorporation. Thus, if so authorized, rights to indemnification may be provided pursuant to agreements or bylaw provisions which make mandatory the permissive indemnification provided by California law.

      Delaware law also permits a Delaware corporation to provide indemnification in excess of that provided by statute. By contrast to California law, Delaware law does not require authorizing provisions in the certificate of incorporation and does not contain express prohibitions on indemnification in certain circumstances. Limitations on indemnification may be imposed by a court, however, based on principles of public policy.

Inspection of Shareholder List

      Both California and Delaware law allow any stockholder to inspect the stockholder list for a purpose reasonably related to such person’s interest as a stockholder. California law provides, in addition, for an absolute right to inspect and copy the corporation’s stockholder list by persons holding an aggregate of five percent (5%) or more of the corporation’s voting shares, or stockholders holding an aggregate of one percent (1%) or more of such shares who have contested the election of directors. Delaware law also provides for inspection rights as to a list of stockholders entitled to vote at a meeting within a ten day period preceding a stockholders’ meeting for any purpose germane to the meeting. However, Delaware law contains no provisions comparable to the absolute right of inspection provided by California law to certain stockholders.

Dividends and Repurchases of Shares

      California law dispenses with the concepts of par value of shares as well as statutory definitions of capital, surplus and the like. The concepts of par value, capital and surplus exist under Delaware law.

      Delaware. Delaware law permits a corporation to declare and pay dividends out of surplus or, if there is no surplus, out of net profits for the fiscal year in which the dividend is declared and/or for the preceding fiscal year as long as the amount of capital of the corporation following the declaration and payment of the dividend is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets. In addition, Delaware law generally provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

      California. Under California law, a corporation may not make any distribution to its stockholders unless either: (i) the corporation’s retained earnings immediately prior to the proposed distribution equal or exceed the amount of the proposed distribution; or (ii) immediately after giving effect to such distribution, the corporation’s assets (exclusive of goodwill, capitalized research and development expenses and deferred charges) would be at least equal to 1 1/4 times its liabilities (not including deferred taxes, deferred income and other deferred credits), and the corporation’s current assets would be at least equal to its current liabilities (or 1 1/4 times its current liabilities if the average pre-tax and pre-interest expense earnings for the preceding two fiscal years were less than the average interest expense for such years). Such tests are applied to California corporations on a consolidated basis.

Shareholder Voting

      Both California and Delaware law generally require that a majority of the stockholders of both acquiring and target corporations approve statutory mergers.

      Delaware. Delaware law does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation; (b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger and; (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger.

      California. California law contains a similar exception to its voting requirements for reorganizations where stockholders or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity.

Appraisal Rights

      Under both California and Delaware law, a stockholder of a corporation participating in certain major corporate transactions may, under varying circumstances, be entitled to appraisal rights pursuant to which such stockholder may receive cash in the amount of the fair market value of his or her shares in lieu of the consideration he or she would otherwise receive in the transaction.

      Delaware. Under Delaware law, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holders, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

      California. The limitations on the availability of appraisal rights under California law are different from those under Delaware law. stockholders of a California corporation whose shares are listed on a national securities exchange generally do not have such appraisal rights unless the holders of at least five percent (5%) of the class of outstanding shares claim the right or the corporation or any law restricts the transfer of such shares. Appraisal rights are also unavailable if the stockholders of a corporation or the corporation itself, or both, immediately prior to the reorganization will own immediately after the reorganization equity securities constituting more than 83.3% (or five-sixths) of the voting power of the surviving or acquiring corporation or its parent entity (as will be the case in the Proposed Reincorporation). Appraisal or dissenters’ rights are therefore not available to stockholders of Intervisual Books, Inc. with respect to the Proposed Reincorporation. California law generally affords appraisal rights in sale of assets reorganizations.

Dissolution

      Under California law, stockholders holding fifty percent (50%) or more of the total voting power may authorize a corporation’s dissolution, with or without the approval of the corporation’s Board of Directors, and this right may not be modified by the articles of incorporation. Under Delaware law, unless the Board of Directors approves the proposal to dissolve, the dissolution must be unanimously approved by all the stockholders entitled to vote thereon. Only if the dissolution is initially approved by the Board of Directors may the dissolution be approved by a simple majority of the outstanding shares of the corporation’s stock entitled to vote. In the event of such a board-initiated dissolution, Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority (greater than a simple majority) voting requirement in connection with dissolutions.

Interested Director Transactions

      Under both California and Delaware law, certain contracts or transactions in which one or more of a corporation’s directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under California and Delaware law.

Shareholder Derivative Suits

      California law provides that a stockholder bringing a derivative action on behalf of a corporation need not have been a stockholder at the time of the transaction in question, provided that certain tests are met. Under Delaware law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or if his or her stock thereafter devolved upon him or her by operation of law. California law also provides that the corporation or the defendant in a derivative suit may make a motion to the court for an order requiring the plaintiff stockholder to furnish a security bond. Delaware does not have a similar bonding requirement.

Application of the General Corporation Law of California to Delaware Corporations

      Under Section 2115 of the California General Corporation Law, certain foreign corporations (i.e., corporations not organized under California law) which have significant contacts with California are subject to a number of key provisions of the California General Corporation Law. However, an exemption from Section 2115 is provided for corporations whose shares are listed on a national securities exchange or are traded on the NASDAQ National Market and which have 800 or more stockholders as of the record date of its most recent annual meeting of stockholders. The Common Stock of Intervisual Books Delaware will continue to be traded on the NASDAQ National Market and to be owned by more than 800 holders, and, accordingly, Intervisual Books Delaware will be exempt from Section 2115.

Certain Federal Income Tax Consequences

      The following is a discussion of certain federal income tax considerations that may be relevant to holders of Intervisual Books California stock who receive Intervisual Books Delaware Common Stock in exchange for their Intervisual Books California stock as a result of the Proposed Reincorporation. The discussion does not address all of the tax consequences of the Proposed Reincorporation that may be relevant to particular Intervisual Books California stockholders, such as dealers in securities, or those Intervisual Books California stockholders who acquired their shares upon the exercise of stock options, nor does it address the tax consequences to holders of options or warrants to acquire Intervisual Books California Common Stock. Furthermore, no foreign, state, or local tax considerations are addressed herein. IN VIEW OF THE VARYING NATURE OF SUCH TAX CONSEQUENCES, EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISOR AS TO THE SPECIFIC TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION, INCLUDING THE APPLICABILITY OF FEDERAL, STATE, LOCAL OR FOREIGN TAX LAWS.

      Subject to the limitations, qualifications and exceptions described herein, and assuming the Proposed Reincorporation qualities as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), the following tax consequences generally should result:

(a) No gain or loss should be recognized by holders of Intervisual Books California stock upon receipt of Intervisual Books Delaware stock pursuant to the Proposed Reincorporation;

(b) The aggregate tax basis of the Intervisual Books Delaware stock received by each stockholder in the Proposed Reincorporation should be equal to the aggregate tax basis of the Intervisual Books California stock surrendered in exchange therefor; and

(c) The holding period of the Intervisual Books Delaware stock received by each stockholder of Intervisual Books California should include the period for which such stockholder held the Intervisual Books California stock surrendered in exchange therefor, provided that such Intervisual Books California stock was held by the stockholder as a capital asset at the time of the Proposed Reincorporation.

      The Company has not requested a ruling from the Internal Revenue Service (the “IRS”) with respect to the federal income tax consequences of the Proposed Reincorporation under the Code. THE COMPANY WILL, HOWEVER, RECEIVE AN OPINION FROM COUNSEL SUBSTANTIALLY TO THE EFFECT THAT THE PROPOSED REINCORPORATION WILL QUALIFY AS A REORGANIZATION WITHIN THE MEANING OF SECTION 368(a) OF THE CODE (THE “TAX OPINION”).

THE TAX OPINION WILL NEITHER BIND THE IRS NOR PRECLUDE IT FROM ASSERTING A CONTRARY POSITION. IN ADDITION, THE TAX OPINION WILL BE SUBJECT TO CERTAIN ASSUMPTIONS AND QUALIFICATIONS AND WILL BE BASED UPON THE TRUTH AND ACCURACY OF REPRESENTATIONS MADE BY INTERVISUAL BOOKS DELAWARE AND INTERVISUAL BOOKS CALIFORNIA.

      A successful IRS challenge to the reorganization status of the Proposed Reincorporation would result in a stockholder recognizing gain or loss with respect to each share of Intervisual Books California stock exchanged in the Proposed Reincorporation equal to the difference between the stockholder’s basis in such share and the fair market value, as of the time of the Proposed Reincorporation, of the Intervisual Books Delaware stock received in exchange therefor. In such event, a stockholder’s aggregate basis in the shares of Intervisual Books Delaware stock received in the exchange would equal their fair market value on such date, and the stockholder’s holding, period for such shares would not include the period during which the stockholder held Intervisual Books California stock. Even if the Proposed Reincorporation qualifies as a reorganization under the Code, a stockholder would recognize gain to the extent the stockholder received (actually or constructively) consideration other than Intervisual Books Delaware stock in exchange for the stockholder’s Intervisual Books California stock.

      State, local or foreign income tax consequences to stockholders may vary from the federal tax consequences described above.

      The Company should not recognize gain or loss for federal income tax purposes as a result of the Proposed Reincorporation, and Intervisual Books Delaware should succeed, without adjustment, to the federal income tax attributes of Intervisual Books California.

Stockholder Proposals and Submissions for the Company’s 2003 Annual Meeting

      If any stockholder wishes to present a proposal for inclusion in the proxy materials to be solicited by the Company’s Board of Directors with respect to the 2003 Annual Meeting of stockholders, that proposal must be presented to the Company’s secretary prior to December 31, 2002.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE ANNUAL MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. YOUR VOTE IS IMPORTANT. IF YOU ARE A STOCKHOLDER OF RECORD AND ATTEND THE ANNUAL MEETING AND WISH TO VOTE IN PERSON, YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE VOTE.

INTERVISUAL BOOKS, INC.

LAURENCE NUSBAUM
Chief Executive Officer and Director

September      , 2002

ANNEX A

AUDIT COMMITTEE CHARTER

OF
INTERVISUAL BOOKS, INC.

      The Audit Committee is appointed by the Company’s Board of Directors to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s auditors.

      The members of the Audit Committee shall meet the independence and experience requirements of The Nasdaq Stock Market or other principal stock exchanges. The members of the Audit Committee shall be appointed by the Board.

      The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

      The Audit Committee shall make regular reports to the Board.

      The Audit Committee shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company’s financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

4. Review with management and the independent auditor the Company’s quarterly financial statements prior to the filing of its Form 10-QSB.

5. Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

6. Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor or management.

7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

8. Approve the fees to be paid to the independent auditor.

9. Receive periodic reports from the independent auditor regarding the auditor’s independence, discuss such reports with the auditor, and if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

11. Review the appointment and replacement of the senior internal auditing executive, if any.

12. Review the significant reports to management prepared by the accounting department and management’s responses.

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13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

15. Obtain reports from management, the Company’s senior financial executive and the independent auditor that the Company’s subsidiaries and/or affiliated entities are in conformity with applicable legal requirements.

16. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

17. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and management’s response to that letter. Such review should include:

(a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information; and

(b) Any changes required in the planned scope of the audit.

18. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

19. Advise the Board with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Employee Handbook and/or Code of Conduct.

20. Review with the Company’s legal counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21. Meet at least annually with the chief financial officer, the senior financial executive and the independent auditor in separate executive sessions.

      While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company’s Employee Handbook and/or Code of Conduct.

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ANNEX B

INTERVISUAL BOOKS, INC.

2002 STOCK OPTION PLAN

ARTICLE ONE

GENERAL PROVISIONS

I.     Purpose of the Plan

      The Intervisual Books, Inc. 2002 Stock Option Plan (the “Plan”) is intended to assist Intervisual Books, Inc., a Delaware corporation (the “Company”), and its Related Entities (as defined in the Appendix) in recruiting and retaining employees, directors, officers, agents, consultants, independent contractors and advisors (collectively, “Participants”), and in compensating Participants by enabling them to participate in the future success of the Company and the Related Entities and to associate their interests with those of the Company, its Related Entities and its stockholders.

      Capitalized terms used and not otherwise defined shall have the meanings assigned to such terms in the attached Appendix.

II.     Structure of the Plan

      Pursuant to the Plan, eligible persons may, at the discretion of the Administrator, be granted options (“Stock Options”) to purchase shares of the Company’s common stock, no par value (the “Common Stock”). The Stock Options granted under the Plan are intended to be either incentive stock options (“Incentive Stock Options”) within the meaning of Section 422(b) of the Code or options that do not meet the requirements of Incentive Stock Options (“Non-Statutory Stock Options”).

III.     Administration of the Plan

      A.     The Plan shall be administered by the Administrator. The Administrator shall have authority to grant Stock Options upon such terms (not inconsistent with the provisions of the Plan) as the Administrator may consider appropriate. The Administrator may decide, in its sole discretion, to exempt any grant of Stock Options to a Participant who is a “covered employee” within the meaning of Section 162(m)(3) of the Code from any applicable limitations of Section 162(m) of the Code by requiring decisions as to the grant of such Stock Options to be made by a committee of the Board comprised of two or more “outside directors” within the meaning of Treasury Regulation Section 1.162-27(e)(3). The foregoing terms may include conditions (in addition to those contained in this Plan) on the exercisability, transferability or forfeitability of all or any part of a Stock Option, including, by way of example and not limitation, requirements that the Participant complete a specified period of employment with or service to the Company or a Related Entity, that the Company achieve a specified level of financial performance or that the Company achieve a specified level of financial return. Notwithstanding any such conditions, the Administrator may, in its sole discretion, accelerate the time at which a Stock Option may be exercised, transferred or become nonforfeitable. The Administrator shall have the absolute discretion to determine whether specific grants shall be of Incentive Stock Options or Non-Statutory Stock Options. In addition, the Administrator shall have complete authority to interpret all provisions of the Plan, to prescribe the form of the documents evidencing the grant of Stock Options under the Plan (“Agreements”), to adopt, amend, and rescind rules and regulations pertaining to the administration of the Plan and to make all other determinations necessary or advisable for the administration of this Plan. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator. Any decision made, or action taken, by the Administrator or in connection with the administration of the Plan shall be final and conclusive. Neither the Administrator nor any member of the Board shall be liable for any act done in good faith with respect to the Plan, any Agreements or Stock Options. All expenses of administering this Plan shall be borne by the Company.

      B.     The Board, in its discretion, may appoint a committee of the Board and delegate to such committee all or part of the Board’s authority and duties with respect to the Plan. The Board may revoke or amend the terms of a delegation at any time but such action shall not invalidate any prior actions of the Board’s delegate or delegates that were consistent with the terms of the Plan.

IV.     Eligibility

      A.     The persons eligible to participate in the Plan are as follows:

(i) Employees, directors and officers of the Company or any Related Entity;

(ii) non-employee members of the Board or non-employee members of the board of directors of any Related Entity; and

(iii) consultants, agents and other independent advisors who provide services to the Company or to any Related Entity.

V.     Stock Subject to the Plan

      A.     Shares Issued. Upon the exercise of a Stock Option, the Company may issue to the Participant (or the Participant’s broker if the Participant so directs), shares of Common Stock from its authorized but unissued Common Stock or reacquired Common Stock.

      B.     Aggregate Limit. The maximum aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed one million, two hundred fifty thousand (1,250,000) shares. The maximum aggregate number of shares of Common Stock that may be issued under the Plan to any Employee within any 12-month period shall not exceed 300,000 shares.

      C.     Reallocation of Shares. If a Stock Option is terminated, in whole or in part, for any reason other than its exercise, the number of shares of Common Stock allocated to the Stock Option or portion thereof may be reallocated to other Stock Options to be granted under the Plan and shall be counted against the maximum number of shares set forth in the last sentence of B above. Unvested shares issued under the Plan and subsequently repurchased by the Company, at the option exercise or direct issue price paid per share, pursuant to the Company’s repurchase rights under the Plan, shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent Stock Options under the Plan.

      D.     Stock Split; Recapitalization. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class, without the Company’s receipt of consideration, appropriate adjustments shall be made to (i) the maximum number of shares of Common Stock issuable under the Plan and (ii) the number of shares of Common Stock and the exercise price per share in effect under each outstanding Stock Option, in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Administrator shall be final, binding and conclusive. In no event shall any such adjustments be made in connection with the conversion of one or more shares of the Company’s preferred stock which are outstanding on the date of issuance of any Stock Option into shares of Common Stock.

ARTICLE TWO

STOCK OPTION GRANTS

I.     Stock Option Terms

      Each Stock Option shall be evidenced by an Agreement, consisting of one or more documents in the form approved by the Administrator; provided, however, that each such document shall comply with the terms specified below. Each Agreement evidencing an Incentive Stock Option, shall, in addition, be subject to the provisions of the Plan applicable to Incentive Stock Options.

A. Exercise Price.

1. The exercise price per share for Common Stock purchased upon the exercise of a Non-Statutory Stock Option shall be determined by the Administrator on the date of grant.

2. The exercise price per share of Common Stock purchased upon the exercise of an Incentive Stock Option shall be such amount as the Administrator shall, in its best judgment, determine to be not less than the Fair Market Value on the date the Incentive Stock Option is granted; provided, however, that in the case of an Incentive Stock Option granted to a Participant who, at the time such Incentive Stock Option is granted, is a 10% Stockholder, the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgment, determine to be not less than one hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

3. Unless otherwise provided by the Agreement, the exercise price shall become immediately due upon exercise of a Stock Option and shall, subject to the provisions of Section I of Article Three and the Agreement, be payable in cash or check made payable to the Company.

4. Cashless Exercise. Should the Common Stock be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) at the time a Stock Option is exercised, then the exercise price may also be paid as follows:

(i) in shares of Common Stock held for the lesser of (A) six months or (B) the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii) to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide irrevocable instructions (A) to a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such exercise and (B) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

Notwithstanding the foregoing, an officer or director of the Company or any Related Entity may pay the exercise price of a Stock Option in shares of Common Stock only if the stockholder approval or “non-employee director” approval requirements described in Article III, Section VIII are satisfied. Moreover, no “cashless exercise” under this Plan shall be permitted by the Administrator if such cashless exercise would contravene any provision of applicable law.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the exercise date.

B. Effect of Termination of Service.

1. The following provisions shall govern the exercise of any Stock Options held by a Participant at the time of cessation of Service or death:

(i) Should the Participant cease to remain in Service for any reason other than death, Disability or Misconduct, then the Participant shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

(ii) Should Participant’s Service terminate by reason of Disability, then the Participant shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding Stock Option held by such Participant.

(iii) If the Participant dies while holding an outstanding Stock Option, then the personal representative of his or her estate or the person or persons to whom the Stock Option is transferred pursuant to the Participant’s will or the laws of descent and distribution shall have a period of twelve (12) month following the date of the Participant’s death during which to exercise each outstanding Stock Option previously held by such Participant.

(iv) Under no circumstances, however, shall any such Stock Option be exercisable after the specified expiration of the option term.

(v) During the applicable post-Service exercise period, the Stock Option may not be exercised in the aggregate for more than the number of vested shares for which the Stock Option is exercisable on the date of the Participant’s cessation of Service. Upon the expiration of the applicable post-Service exercise period or (if earlier) upon the expiration of the option term, the Stock Option shall terminate and cease to be outstanding for any vested shares for which the Stock Option has not been exercised. However, the Stock Option shall, immediately upon the Participant’s cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the Stock Option is not otherwise at the time exercisable or in which the Participant is not otherwise at that time vested.

(vi) Should Participant’s Service be terminated for Misconduct, then all outstanding Stock Options held by the Participant shall terminate immediately and cease to remain outstanding.

(vii) Notwithstanding (i), (ii) or (iii) above, in the case of the grant of a Non-Statutory Stock Option, the exercise period shall extend for such period of time following cessation of Service or death as the Administrator shall set forth in the applicable Agreement.

2. The Administrator shall have the discretion, exercisable either at the time a Stock Option is granted or at any time while the Stock Option remains outstanding, to:

(i) extend the period of time for which the Stock Option is to remain exercisable, following a Participant’s cessation of Service or death, from the limited period otherwise in effect for that Stock Option to such greater period of time as the Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

(ii) permit the Stock Option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such Stock Option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested under the Stock Option had the Participant continued in Service.

C. Stockholder Rights. The holder of a Stock Option shall have no stockholder rights with respect to the shares subject to the Stock Option until such person shall have exercised the Stock Option, paid the exercise price and become the record holder of the purchased shares.

D. Unvested Shares. The Administrator shall have the discretion to grant Stock Options which are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedures for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Administrator and set forth in the document evidencing such repurchase right; provided, however, that no such repurchase right shall be exercised by the Company earlier than six (6) months following the later of (i) the date on which the Stock Option is granted or (ii) the date of which the Stock Option is exercised.

E. Limited Transferability of Stock Options. During the lifetime of the Participant, an Incentive Stock Option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Participant’s death.

II.     Incentive Stock Options

      The terms specified below shall be applicable to all Incentive Stock Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Stock Options. Stock Options which are specifically designated as Non-Statutory Stock Options shall not be subject to the terms of this Section II.

A. Eligibility. Incentive Stock Options may only be granted to Employees.

B. Exercise Price. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date, provided, however, that in the case of an Incentive Stock Option granted to a 10% Stockholder, the exercise price per share of Common Stock purchased upon the exercise of such Incentive Stock Option shall be such amount as the Administrator shall, in its best judgment, determine to be not less than one-hundred and ten percent (110%) of the Fair Market Value on the date such Incentive Stock Option is granted.

C. Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more Stock Options granted to any Employee under the Plan (or any other option plan of the Company or any Related Entity) may for the first time become exercisable as Incentive Stock Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000). To the extent the Employee holds two (2) or more such Incentive Stock Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Stock Options shall be applied on the basis of the order in which such Incentive Stock Options are granted.

D. Term of Incentive Stock Options. The maximum period in which an Incentive Stock Option shall be exercisable shall be ten (10) years from the date of grant, provided, however, that if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the option term shall not exceed five (5) years measured from the option grant date.

E. Holding Period. Except as permitted under the Code, Participant shall not have the right to sell, pledge, hypothecate or otherwise transfer any share of Common Stock acquired pursuant to the exercise of any Incentive Stock Option prior to the later of (i) two (2) years from the date of the grant of the Incentive Stock Option or (ii) one (1) year after the transfer to him of such share of Common Stock.

III.     Corporate Transaction

      A.     The shares subject to each Stock Option outstanding under the Plan at the time of a Corporate Transaction shall automatically vest in full so that each such Stock Option shall, immediately prior to the effective date of the Corporate Transaction, become fully exercisable for all of the shares of Common Stock at the time subject to that Stock Option and may be exercised for any or all of those shares as fully vested shares of Common Stock; provided, however, that shares of Common Stock subject to an outstanding Stock Option granted to an Employee shall not automatically vest pursuant to this Section III, A until such time as the Employee experiences an Involuntary Termination following such Corporate Transaction.

      B.     The portion of any Incentive Stock Option accelerated in connection with a Corporate Transaction shall remain exercisable as an Incentive Stock Option only to the extent the applicable $100,000 limitation set forth in Section II, C above is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such Incentive Stock Option shall be exercisable as a Non-Statutory Option under the Code.

      C.     The grant of Stock Options under the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.     Cancellation and Regrant of Stock Options

      The Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected Participants, the cancellation of any or all outstanding Stock Options under the Plan and to grant in substitution therefor new Stock Options covering the same or different number of shares of Common Stock, but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date. No such replacement Stock Option shall be granted with a lower exercise price than the Stock Option for which it is substituted either six (6) months before or six (6) months after the cancellation.

ARTICLE THREE

MISCELLANEOUS

I.     Financing

      To the extent permitted by applicable law, the Administrator may permit any Participant to pay the option exercise price upon exercise of a Stock Option by delivering a full-recourse, interest bearing promissory note payable in one or more installments and secured by the purchased shares. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Administrator in its sole discretion. In no event may the maximum credit available to the Participant exceed the sum of (i) the aggregate option exercise price (less the par value of those shares) plus (ii) any Federal, state and local income and employment tax liability incurred by the Participant in connection with the option exercise.

II.     Effective Date and Term of Plan

      A.     The Plan shall become effective on the date on which it is adopted by the Board (the “Effective Date”), provided, however, that if the Plan is not approved by a vote of the stockholders of the Company within twelve (12) months after the Effective Date, the Plan and any benefits granted under the Plan shall terminate.

      B.     The Plan shall terminate upon the earliest to occur of (i) October 17, 2012, (ii) ten (10) years from the Effective Date or (iii) the date on which all shares of Common Stock available for issuance under the Plan shall have been issued as vested shares. In addition the Board, in its sole discretion, may terminate the Plan at any time and for any reason it deems appropriate. Upon Plan termination, all Stock Options and vested stock issuances outstanding under the Plan shall continue to have full force and effect in accordance with the provisions of the Agreements.

III.     Amendment of the Plan

      A.     The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Stock Options or vested stock issuances at the time outstanding under the Plan unless the Participant consents to such amendment or modification. In addition, certain amendments may require the approval of the Company’s stockholders pursuant to applicable laws and regulations.

      B.     Stock Options may be granted under the Plan which are in excess of the number of shares of Common Stock then available for issuance under the Plan, provided any excess shares actually issued shall be held in escrow until there is obtained the approval of the Company’s stockholders of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan. If such stockholder approval is not obtained within twelve (12) months after the date the first such excess grants are made, then (i) any unexercised Stock Options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Company shall promptly refund to the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate under Section 1274(d) of the Code) for the period the shares of

Common Stock were held in escrow, and such shares shall thereupon be automatically cancelled and cease to be outstanding.

IV.     Use of Proceeds

      Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

V.     Withholding

      The Company’s obligation to deliver shares of Common Stock upon the exercise of any Stock Options under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

VI.     Regulatory Approvals

      The implementation of the Plan, the granting of any Stock Options under the Plan and the issuance of any shares of Common Stock upon the exercise of any Stock Option shall be subject to the Company’s procurement of all approvals and permits as the Company, in its sole discretion determines to be required by regulatory authorities having jurisdiction over the Plan and the Stock Options granted under it.

VII.     No Employment or Service Rights

      Nothing in the Plan shall confer upon a Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company or any Related Entity employing or retaining a Participant, which rights are hereby expressly reserved, to terminate a Participant’s Service at any time for any reason, with or without cause.

VIII.     Grants to Officers and Directors

      Notwithstanding any provision of this Plan to the contrary a Stock Option granted to an officer or director of the Company or any Related Entity must be (i) approved by the Board or a Committee of the Board comprised solely of two or more “non-employee directors” within the meaning of Rule 16b-3(b)(3) of the Exchange Act or (ii) approved by the Company’s stockholders or ratified by them, no later than the next annual meeting of the Company’s stockholders, in accordance with Rule 16b-3(d)(2) of the Exchange Act. The foregoing requirement as to Board, non-employee director or stockholder approval shall not apply if the terms of the applicable Agreement provide that at least six (6) months must elapse from the date on which the Stock Option is granted to the date of disposition of the Stock Option (other than upon exercise or conversion) or such Stock Option’s underlying shares of Common Stock.

IX.     Sarbanes-Oxley Act Compliance

      Notwithstanding any provision of the Plan to the contrary, the Administrator, in accordance with any applicable rules or regulations promulgated by the Securities and Exchange Commission (the “SEC”) and/or the United States Department of Labor, shall (i) notify in a timely manner any Participant qualifying as a beneficial owner of more than 10% of any class of equity security of the Company or any Related Entity registered under Section 12 of the Exchange Act or an officer or director of the Company or any Related Entity (each, a “reporting person” or “insider”) of any transaction occurring under the Plan or any Agreement on or after August 29, 2002 that requires reporting by the reporting person or insider on SEC Form 4 or 5, as applicable, each as revised pursuant to amendments to Exchange Act rules 16a-3, 16a-6 or 16a-8, as applicable, made by the SEC pursuant to Section 403 of the Sarbanes-Oxley Act of 2002, P.L. No. 107-204 (the “Act”); and (ii) otherwise comply with all notice, disclosure and reporting requirements applicable to the Plan pursuant to such Act.

APPENDIX TO PLAN

      The following definitions shall be in effect under the Plan:

A. Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

B. Board shall mean the Company’s Board of Directors.

C. Code shall mean the Internal Revenue Code of 1986, as amended.

D. Committee shall mean a committee of two (2) or more Board members appointed by the Board to exercise one or more administrative functions under the Plan.

E. Corporate Transaction shall mean any of the following stockholder-approved transactions to which the Company is a party or affecting the composition of the Board, as the case may be:

(i) a merger or consolidation in which securities possessing more than twenty-five percent (25%) of the total combined voting power of the Company’s outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction,

(ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets in complete liquidation or dissolution of the Company,

(iii) the sale, transfer or other disposition of all or substantially all of the Company’s assets to an entity which, immediately prior to such transfer, is not a Related Entity, or

(iv) a change in the identity of more than three (3) members of the Board over any two-year period.

For purposes of this definition, “substantially all” shall mean at least 90% of the fair market value of the Company’s net assets and at least 70% of the fair market value of the Company’s gross assets, such fair market value to be determined by the Administrator in its sole discretion immediately prior to the transfer. “Net Assets” shall mean total assets as reported on the Company’s most recent audited financial statements issued prior to the transfer less any short-term liabilities. “Gross Assets” shall mean total assets as reported on such financial statements.

F. Disability shall mean the inability of the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or to be of long-continued and indefinite duration. An individual shall not be considered to have experienced Disability unless a determination of such is made by the Administrator on the basis of such medical evidence as the Administrator deems warranted under the circumstances.

G. Employee shall mean an individual who is in the employ of the Company or any Related Entity, subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

H. Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i) If the Common Stock is at the time traded on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported on the Nasdaq National Market, the SmallCap Market or the OTC Bulletin Board, as the case may be. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii) If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question on the Stock Exchange determined by the Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(iii) If the Common Stock is at the time neither listed on any Stock Exchange nor traded on the Nasdaq National Market or SmallCap Market or the OTC Bulletin Board, then the Fair Market Value shall be determined by the Administrator taking into account such factors, as the Administrator shall deem appropriate, which are determinative of an arm’s length transaction between a willing seller and a willing buyer, neither being under an obligation to transact business, including but not limited to appropriate price to sales ratio factors.

I. Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of:

(i) such individual’s involuntary dismissal or discharge by the Company for reasons other than Misconduct, or

(ii) such individual’s voluntary resignation following (A) a change in his or her position with the Company which materially reduces his or her duties and responsibilities or the level of management to which he or she reports, or (B) a reduction in his or her level of “base salary”, as determined by the Administrator in its sole discretion, by more than 80 percent (80%) over a continuous 12-month period.

J. Misconduct shall having the meaning ascribed to such term or words of similar import in the Participants written employment or service contract with the Company or any Related Entity and, in addition, shall include (i) the Participant’s breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Participant for the benefit of the Company or any Related Entity, as determined by the Administrator in its sole discretion; (ii) the Participant’s conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (iii) the Participant’s commission any act of fraud, embezzlement or dishonesty with respect to the funds or property of the Company or any Related Entity; (iv) any unauthorized use or disclosure by the Participant of confidential information or trade secrets of the Company or any Related Entity; or (v) any other intentional misconduct by the Participant adversely affecting the business or affairs of the Company or any Related Entity in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Administrator may consider as grounds for the dismissal or discharge of any Participant on account of “Misconduct”.

K. Related Entity A “parent corporation” of the Company or a “subsidiary corporation” of the Company within the meaning of Section 424(e) and (f) of the Code respectively.

L. Service shall mean the provision of services to the Company or any Related Entity by a person in the capacity of an Employee, a non-employee member of the Board or the Board of Directors of any Related Entity or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

M. Stock Exchange shall mean either the American Stock Exchange or the New York Stock Exchange.

N. 10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Related Entity).

ANNEX C

AGREEMENT AND PLAN OF MERGER

OF
INTERVISUAL BOOKS, INC.
(A DELAWARE CORPORATION)
AND
INTERVISUAL BOOKS, INC.
(A CALIFORNIA CORPORATION)

      THIS AGREEMENT AND PLAN OF MERGER dated as of September      , 2002 (the “Agreement”) is between Intervisual Books, Inc., a Delaware corporation (“Intervisual Books Delaware”) and Intervisual Books, Inc., a California corporation (“Intervisual Books California”). Intervisual Books Delaware and Intervisual Books California are sometimes referred to herein as the “Constituent Corporations.”

RECITALS

      A.     Intervisual Books Delaware is a corporation duly organized and existing under the laws of the State of Delaware and has an authorized capital of 38,500,000 shares, 30,000,000 of which are designated “Common Stock,” no par value, and 8,500,000 of which are designated “Preferred Stock,” no par value. As of the date hereof,                      shares of Common Stock were issued and outstanding, all of which were held by Intervisual Books California, and                      shares of Preferred Stock were issued and outstanding.

      B.     Intervisual Books California is a corporation duly organized and existing under the laws of the State of California and has an authorized capital of 12,000,000 shares, no par value, which are designated as “Common Stock” and 3,000,000 shares, no par value, which are designated as “Preferred Stock”. As of                     , 2002,                      shares of Common Stock were issued and outstanding and                      shares of Preferred Stock were issued and outstanding.

      C.     The Board of Directors of Intervisual Books California has determined that, for the purpose of effecting the reincorporation of Intervisual Books California in the State of Delaware, it is advisable and in the best interests of Intervisual Books California and its stockholders that Intervisual Books California merge with and into Intervisual Books Delaware upon the terms and conditions herein provided.

      D.     The respective Boards of Directors of Intervisual Books Delaware and Intervisual Books California have approved this Agreement and have directed that this Agreement be submitted to a vote of their respective sole stockholder and stockholders and executed by the undersigned officers.

      NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, Intervisual Books Delaware and Intervisual Books California hereby agree, subject to the terms and conditions hereinafter set forth, as follows:

I.     Merger

      1.1     Merger. In accordance with the provisions of this Agreement, the Delaware General Corporation Law and the California General Corporation Law, Intervisual Books California shall be merged with and into Intervisual Books Delaware (the “Merger”), the separate existence of Intervisual Books California shall cease and Intervisual Books Delaware shall survive the Merger and shall continue to be governed by the laws of the State of Delaware. Intervisual Books Delaware shall be, and is herein sometimes referred to as, the “Surviving Corporation.” The name of the Surviving Corporation shall be Intervisual Books, Inc.

      1.2     Filing and Effectiveness. The Merger shall become effective when the following actions shall have been completed:

(a) This Agreement and Merger shall have been adopted and approved by the stockholders of each Constituent Corporation in accordance with the requirements of the Delaware General Corporation Law and the California Corporations Code;

(b) All of the conditions precedent to the consummation of the Merger specified in this Agreement shall have been satisfied or duly waived by the party entitled to satisfaction thereof;

(c) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the Delaware General Corporation Law shall have been filed with the Secretary of State of the State of Delaware; and

(d) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the California General Corporation Law shall have been filed with the Secretary of State of the State of California.

      The date and time when the Merger shall become effective, as aforesaid, is herein called the “Effective Date of the Merger.”

      1.3     Effect of the Merger. Upon the Effective Date of the Merger, the separate existence of Intervisual Books California shall cease and Intervisual Books Delaware, as the Surviving Corporation, (i) shall continue to possess all of its assets, rights, powers and property as constituted immediately prior to the Effective Date of the Merger, (ii) shall be subject to all actions previously taken by its and Intervisual Books California’s Board of Directors, (iii) shall succeed, without other transfer, to all of the assets, rights, powers and property of Intervisual Books California in the manner more fully set forth in Section 259 of the Delaware General Corporation Law, (iv) shall continue to be subject to all of the debts, liabilities and obligations of Intervisual Books Delaware as constituted immediately prior to the Effective Date of the Merger, and (v) shall succeed, without other transfer, to all of the debts, liabilities and obligations of Intervisual Books California in the same manner as if Intervisual Books Delaware had itself incurred them, all is more fully provided under the applicable provisions of the Delaware General Corporation Law and the California General Corporation Law.

II.     Charter Documents, Directors and Officers

      2.1     Certificate of Incorporation. The Certificate of Incorporation of Intervisual Books Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Certificate of Incorporation of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.2     Bylaws. The Bylaws of Intervisual Books Delaware as in effect immediately prior to the Effective Date of the Merger shall continue in full force and effect as the Bylaws of the Surviving Corporation until duly amended in accordance with the provisions thereof and applicable law.

      2.3     Directors and Officers. The directors and officers of Intervisual Books California immediately prior to the Effective Date of the Merger shall be the directors and officers of the Surviving Corporation until their successors shall have been duly elected and qualified or until as otherwise provided by law, or the Certificate of Incorporation of the Surviving Corporation or the Bylaws of the Surviving Corporation.

III.     Manner of Conversion of Stock

      3.1     Intervisual Books California Common Stock and Preferred Stock. Upon the Effective Date of the Merger, (x) each share of Intervisual Books California Common Stock issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Common Stock, no par value of the Surviving Corporation and (y) each share of Intervisual Books California Preferred Stock issued and outstanding immediately prior thereto shall, by virtue of the merger and without any action by the Constituent Corporations, the holder of such shares or any other person, be converted into and exchanged for one (1) fully paid and nonassessable share of Preferred Stock no par value of the Surviving Corporation.

      3.2     Intervisual Books California Options and Employee Benefits.

      (a) Upon the Effective Date of the Merger, the Surviving Corporation shall assume and continue the stock option and related plans and all other employee benefit plans of Intervisual Books California. Each outstanding and unexercised option or other right to purchase Intervisual Books California Common Stock shall become an option or right to purchase the Surviving Corporation’s Common Stock on the basis of one share of the Surviving Corporation’s Common Stock for each share of Intervisual Books California Common Stock issuable pursuant to any such option or related right, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such Intervisual Books California option or related right at the Effective Date of the Merger.

      (b) A number of shares of the Surviving Corporation’s Common Stock shall be reserved for issuance upon the exercise of options and related rights equal to the number of shares of Intervisual Books California Common Stock so reserved immediately prior to the Effective Date of the Merger.

      3.3     Intervisual Books Delaware Common Stock and Preferred Stock. Upon the Effective Date of the Merger, each share of Common Stock, no par value, and each share of Preferred Stock, no par value, of Intervisual Books Delaware issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Intervisual Books Delaware, the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.

      3.4     Exchange of Certificates. After the Effective Date of the Merger, each holder of an outstanding certificate representing shares of Intervisual Books California Common Stock and/or Intervisual Books California Preferred Stock may, at such stockholder’s option, surrender the same for cancellation to Corporate Stock Transfer as exchange agent (the “Exchange Agent”), and each such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of the Surviving Corporation’s Common Stock and/or Preferred Stock (as applicable) into which the surrendered shares were converted as herein provided. Unless and until so surrendered, each outstanding certificate theretofore representing shares of Intervisual Books California Common Stock and/or Intervisual Books California Preferred Stock shall be deemed for all purposes to represent the number of shares of the Surviving Corporation’s Common Stock and/or Preferred Stock (as applicable) into which such shares of Intervisual Books California Common Stock and/or Intervisual Books California Preferred Stock were converted in the Merger.

      The registered owner on the books and records of the Surviving Corporation or the Exchange Agent of any shares of stock represented by such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation or the Exchange Agent, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock and/or Preferred Stock of the Surviving Corporation represented by such outstanding certificate as provided above.

      Each certificate representing stock of the Surviving Corporation so issued in the Merger shall bear the same legends, if any, with respect to the restrictions on transferability as the certificates of Intervisual Books California so converted and given in exchange therefore, unless otherwise determined by the Board of Directors of the Surviving Corporation in compliance with applicable laws, or other such additional legends as agreed upon by the holder and the Surviving Corporation.

      If any certificate for shares of Intervisual Books Delaware stock is to be issued in a name other than that in which the certificate surrendered in exchange therefore is registered, it shall be a condition of issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer, that such transfer otherwise be proper and comply with applicable securities laws and that the person requesting such transfer pay to Intervisual Books Delaware or the Exchange Agent any transfer or other taxes payable by reason of issuance of such new certificate in a name other than that of the registered holder of the certificate surrendered or establish to the satisfaction of Intervisual Books Delaware that such tax has been paid or is not payable.

IV.     General

      4.1     Covenants of Intervisual Books Delaware. Intervisual Books Delaware covenants and agrees that it will, on or before the Effective Date of the Merger:

(a) qualify to do business as a foreign corporation in the State of California and in connection therewith irrevocably appoint an agent for service of process as required under the provisions of Section 2105 of the California General Corporation Law;

(b) file any and all documents with the California Franchise Tax Board necessary for the assumption by Intervisual Books Delaware of all of the franchise tax liabilities of Intervisual Books California; and

(c) take such other actions as may be required by the California General Corporation Law.

      4.2     Further Assurances. From time to time, as and when required by Intervisual Books Delaware or by its successors or assigns, there shall be executed and delivered on behalf of Intervisual Books California such deeds and other instruments, and there shall be taken or caused to be taken by Intervisual Books Delaware and Intervisual Books California such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by Intervisual Books Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of Intervisual Books California and otherwise to carry out the purposes of this Agreement, and the officers and directors of Intervisual Books Delaware are fully authorized in the name and on behalf of Intervisual Books California or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

      4.3     Abandonment. At any time before the Effective Date of the Merger, this Agreement may be terminated and the Merger may be abandoned for any reason whatsoever by the Board of Directors of either Intervisual Books California or of Intervisual Books Delaware, or of both, notwithstanding the approval of this Agreement by the stockholders of Intervisual Books California or by the sole stockholder of Intervisual Books Delaware, or by both.

      4.4     Amendment. The Boards of Directors of the Constituent Corporations may amend this Agreement at any time prior to the filing of this Agreement (or certificate in lieu thereof) with the Secretaries of State of the States of Delaware and California, provided that an amendment made subsequent to the adoption of this Agreement by the stockholders of either Constituent Corporation shall not: (a) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such Constituent Corporation; (b) alter or change any term of the Certificate of Incorporation of the Surviving Corporation to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Agreement if such alteration or change would adversely affect the holders of any class or series of capital stock of any Constituent Corporation.

      4.5     Registered Office. The registered office of the Surviving Corporation in the State of Delaware is at 2711 Centreville Road, Suite 400, Wilmington, Delaware 19801, County of New Castle and Corporation Service Company is the registered agent of the Surviving Corporation at such address.

      4.6     Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at 12910 Culver Boulevard, Suite C, Los Angeles, California 90066 and copies thereof will be furnished to any stockholder of either Constituent Corporation, upon request and without cost.

      4.7     Governing Law. This Agreement shall in all respects be construed, interpreted and enforced in accordance with and governed by the laws of the State of Delaware and, so far as applicable, the merger provisions of the California General Corporation Law.

      4.8     Counterparts. In order to facilitate the filing and recording of this Agreement, the same may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

      IN WITNESS WHEREOF, this Agreement having first been approved by the resolutions of the Board of Directors of Intervisual Books, Inc., a Delaware corporation, and Intervisual Books, Inc., a California corporation, is hereby executed on behalf of each of such two corporations and attested by their respective officers thereunto duly authorized.

INTERVISUAL BOOKS, INC.
a Delaware corporation

By:

Name
Title:

ATTEST:

Name:
Title: Secretary

INTERVISUAL BOOKS, INC.
California Corporation

By:

Name
Title:

ATTEST:

Name:
Title: Secretary

ANNEX D

CERTIFICATE OF INCORPORATION

OF
INTERVISUAL BOOKS, INC.
(Under Section 102 of the General Corporation Law of the State of Delaware)

      FIRST:     The name of the corporation shall be Intervisual Books, Inc. (hereinafter, the “Corporation”).

      SECOND:     The address of the registered office of the Corporation in the State of Delaware shall be at 2711 Centreville Road, Suite 400, City of Wilmington, County of New Castle, Delaware 19808. The name and address of the Corporation’s registered agent in the State of Delaware at such address is Corporation Service Company.

      THIRD:     The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “DGCL”).

      FOURTH:     (a) Classes of Stock. This Corporation is authorized to issue two classes of shares. The first class of shares shall be common voting shares and the total number of common shares which this corporation shall be authorized to issue is Thirty Million (30,000,000), no par value (the “Common Stock”). The second class of shares shall be preferred shares and the total number of preferred shares which this Corporation shall be authorized to issue is Eight Million Five Hundred Thousand (8,500,000), no par value (the “Preferred Stock”).

      (b) Designation of Rights. Six Million Six Hundred Seventy Four Thousand Six Hundred Three (6,674,603) shares of Preferred Stock may be issued from time to time in one or more series as may be established from time to time by resolution of the Board of Directors of the Corporation (the “Board”), each of which series shall consist of such number of shares and have such distinctive designation or title as shall be fixed by resolution of the Board of Directors prior to the issuance of any shares of such series. Each such class or series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in such resolution of the Board providing for the issuance of such series of Preferred Stock. The Board is further authorized to increase or decrease (but not below the number of shares of such class or series then outstanding) the number of shares of any series subsequent to the issuance of shares of that series.

      (c) Series A Preferred Stock. A series of the Preferred Stock, designated the “Series A Preferred Stock” (the “Series A Stock”), is hereby established. The aggregate number of shares of the Series A Stock shall be One Million Eight Hundred Twenty-Five Thousand Three Hundred Ninety-Seven (1,825,397), no par value. The rights, preferences, privileges, and restrictions granted to and imposed on the Series A Preferred Stock are as set forth below in this Article IV(C).

1. Dividend Rights. Holders of Series A Stock shall be entitled to receive cash dividends only when, as and if declared by the Board of Directors of the Corporation, and only out of funds that are legally available therefor. Such dividends shall be non-cumulative.

2. Voting Rights. Except as otherwise required by law, on all matters presented to the holders of Common Stock of the Corporation, the Series A Stock shall vote together with the shares of Common Stock and not as a separate class, at any annual or special meeting of shareholders of the Corporation, and may act by written consent in the same manner as Common Stock, in either case upon the following basis: each holder of shares of Series A Stock shall be entitled to such number of votes as shall be equal to the whole number of shares of Common Stock into which such holder’s aggregate number of shares of Series A Stock are convertible (pursuant to Section 5 hereof) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

3. Liquidation Rights.

a. Upon any liquidation, dissolution, or winding up of the Corporation, whether voluntary or involuntary, before any distribution or payment shall be made to the holders of any other stock of the Corporation, the holders of Series A Stock shall be entitled to be paid out of the assets of the Corporation an amount per share of Series A Stock equal to the Series A Original Issue Price (as defined below) (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like with respect to such shares), plus all declared and unpaid dividends on such shares of Series A Stock for each share of Series A Stock held by them. The Series A Original Issue Price shall be One Dollar Twenty Six Cents ($1.26) per share.

b. After the payment of the full liquidation preference of the Series A Stock as set forth in Section 3(a) above, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of Common Stock.

c. The following events shall be considered a liquidation under this Section 3:

(i) any consolidation, merger, reorganization, recapitalization or sale in one or more related transactions of the Corporation with or into any other corporation or other entity or person, or any other corporate reorganization or sale of securities of the Corporation, in which the shareholders of the Corporation immediately prior to such consolidation, merger, reorganization or sale, own less than fifty percent (50%) of the Corporation’s voting power immediately after such consolidation, merger, reorganization or sale, or any transaction or series of related transactions in which in excess of fifty percent (50%) of the Corporation’s voting power is transferred (an “Acquisition”); or

(ii) a sale, lease or other disposition of all or substantially all of the assets of the Corporation (an “Asset Transfer”).

d. If, upon any liquidation, distribution, or winding up, the assets of the Corporation shall be insufficient to make payment in full to all holders of Series A Stock of the liquidation preferences set forth in Section 3(a), then such assets shall be distributed among the holders of Series A Stock at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

4. Redemption. There shall be no obligation on the part of the Corporation to redeem any shares of Series A Stock nor on the part of any holder thereof to submit any such shares for redemption.

5. Conversion Rights.

The holders of Series A Stock shall have the following rights with respect to the conversion of Series A Stock into shares of Common Stock (the “Conversion Rights”):

a. Optional Conversion. Subject to and in compliance with the provisions of this Section 5, any shares of Series A Stock may, at the option of the holder, be converted at any time into fully-paid and non-assessable shares of Common Stock. The number of shares of Common Stock to which a holder of Series A Stock shall be entitled upon conversion shall be the product obtained by multiplying the Series A Stock Conversion Rate (as defined below) then in effect by the number of shares of Series A Stock being converted.

b. Conversion Rate. The conversion rate in effect at any time for conversion of the Series A Stock (the “Series A Stock Conversion Rate”) shall be the quotient obtained by dividing the Series A Stock Original Issue Price by the Series A Stock Conversion Price (as defined below).

c. Conversion Price. The conversion price for Series A Stock (the “Series A Stock Conversion Price”) shall initially be equal to $0.63. Such initial Series A Stock Conversion Price shall be adjusted from time to time in accordance with this Section 5. All references to Series A Stock Conversion Price herein shall mean the Series A Stock Conversion Price as so adjusted.

d. Fractional Shares. No fractional shares of Common Stock shall be issued upon conversion of Series A Stock. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one share of Series A Stock by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of any fractional share. If, after the aforementioned aggregation, the conversion would result in the issuance of any fractional share, the Corporation shall, in lieu of issuing any fractional share, pay cash equal to the product of such fraction multiplied by the Common Stock’s fair market value (as determined by the Board) on the date of conversion.

e. Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series A Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

f. Notices. Any notice required by the provisions of this Section 5 shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified, (ii) when sent by confirmed facsimile if sent during normal business hours of the recipient; if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All notices shall be addressed to each holder of record at the address of such holder appearing on the books of the Corporation.

g. Payment of Taxes. The Corporation will pay all taxes (other than taxes based upon income) and other governmental charges that may be imposed with respect to the issue or delivery of shares of Common Stock upon conversion of shares of Series A Stock, excluding any tax or other charge imposed in connection with any transfer involved in the issue and delivery of shares of Common Stock in a name other than that in which the shares of Series A Stock so converted were registered.

h. Mechanics of Conversion. Each holder of Series A Stock who converts the same into shares of Common Stock pursuant to this Section 5 shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or any transfer agent for Series A Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same. Such notice shall state the number of shares of Series A Stock being converted. Thereupon, the Corporation shall promptly issue and deliver at such office to such holder a certificate or certificates for the number of shares of Common Stock to which such holder is entitled and shall promptly pay in cash or, to the extent sufficient funds are not then legally available therefor, in Common Stock (at the Common Stock’s fair market value determined by the Board as of the date of such conversion), any declared and unpaid dividends on the shares of Series A Stock being converted. Such conversion shall be deemed to have been made at the close of business on the date of such surrender of the certificates representing the shares of Series A Stock to be converted, and the person entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder of such shares of Common Stock on such date.

i. Adjustment for Stock Splits and Combinations. If the Corporation shall at any time or from time to time after the date that the first share of Series A Stock is issued (the “Series A Original Issue Date”) effect a subdivision of the outstanding Common Stock without a corresponding subdivision of Series A Stock, the Series A Stock Conversion Price in effect immediately before that subdivision shall be proportionately decreased. Conversely, if the Corporation shall at any time or from time to time after the Series A Original Issue Date combine the outstanding shares of Common Stock into a smaller number of shares without a corresponding combination of Series A Stock, the Series A Stock Conversion Price in effect immediately before the combination shall be proportionately increased. Any adjustment under this Section 5(i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

j. Adjustment for Common Stock Dividends and Distributions. If the Corporation at any time or from time to time after the Series A Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, in each such event the Series A Stock Conversion Price that is then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Series A Stock Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and (2) the denominator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Series A Stock Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Series A Stock Conversion Price shall be adjusted pursuant to this Section 5(j) to reflect the actual payment of such dividend or distribution.

k. Adjustments for Other Dividends and Distributions. If the Corporation at any time or from time to time after the Series A Original Issue Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation other than shares of Common Stock, in each such event provision shall be made so that the holders of Series A Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of other securities of the Corporation which they would have received had their Series A Stock been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Section 5 with respect to the rights of the holders of Series A Stock or with respect to such other securities by their terms.

l. Adjustment for Reclassification, Exchange and Substitution. If at any time or from time to time after the Series A Original Issue Date, Common Stock issuable upon the conversion of Series A Stock is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than an Acquisition or Asset Transfer as defined in Section 3(c) or a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets provided for elsewhere in this Section 5), in any such event each holder of Series A Stock shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change by holders of the maximum number of shares of Common Stock into which such shares of Series A Stock could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein or with respect to such other securities or property by the terms thereof.

m. Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time after the Series A Original Issue Date, there is a capital reorganization of Common Stock (other than an Acquisition or Asset Transfer as defined in Section 3(c) or a recapitalization, subdivision, combination, reclassification, exchange or substitution of shares provided for elsewhere in this Section 5), as a part of such capital reorganization, provision shall be made so that the holders of Series A Stock shall thereafter be entitled to receive upon conversion of Series A Stock the number of shares of stock or other securities or property of the Corporation to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, subject to adjustment in respect of such stock or securities by the terms thereof. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 5 with respect to the rights of the holders of Series A Stock after the capital reorganization to the end that the provisions of this Section 5 (including adjustment of the Series A Stock Conversion Price then in effect and the number of shares issuable upon conversion of the Series A Stock) shall be applicable after that event and be as nearly equivalent as practicable.

n. Sale of Shares Below the Series A Stock Conversion Price.

(i) If at any time or from time to time after the Series A Original Issue Date, the Corporation issues or sells, or is deemed by the express provisions of this subsection (j) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock as provided in Section 5(j) above, and other than a subdivision or combination of shares of Common Stock as provided in Section 5(i) above, for an Effective Price (as hereinafter defined) less than the then effective Series A Stock Conversion Price, then and in each such case the then existing Series A Stock Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, to a price determined by multiplying the Series A Stock Conversion Price by a fraction (i) the numerator of which shall be (A) the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale, plus (B) the number of shares of Common Stock which the aggregate consideration received (as defined in subsection (n)(2)) by the Corporation for the total number of Additional Shares of Common Stock so issued would purchase at such Series A Stock Conversion Price, and (ii) the denominator of which shall be the number of shares of Common Stock deemed outstanding (as defined below) immediately prior to such issue or sale plus the total number of Additional Shares of Common Stock so issued. For the purposes of the preceding sentence, the number of shares of Common Stock deemed to be outstanding as of a given date shall be the sum of (A) the number of shares of Common Stock actually outstanding, (B) the number of shares of Common Stock into which the then outstanding shares of Series A Stock could be converted if fully converted on the day immediately preceding the given date, and (C) the number of shares of Common Stock which could be obtained through the exercise or conversion of all other rights, options and convertible securities on the day immediately preceding the given date.

(ii) For the purpose of making any adjustment required under this Section 5(n), the consideration received by the Corporation for any issue or sale of securities shall (A) to the extent it consists of cash, be computed at the net amount of cash received by the Corporation after deduction of any underwriting or similar commissions, compensation or concessions paid or allowed by the Corporation in connection with such issue or sale but without deduction of any expenses payable by the Corporation, (B) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the Board, and (C) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Corporation for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options.

(iii) For the purpose of the adjustment required under this Section 5(n), if the Corporation issues or sells any rights or options for the purchase of, or stock or other securities convertible into, Additional Shares of Common Stock (such convertible stock or securities being herein referred to as “Convertible Securities”) and if the Effective Price of such Additional Shares of Common Stock is less than the Series A Stock Conversion Price, in each case the Corporation shall be deemed to have issued at the time of the issuance of such rights or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise or conversion thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Corporation for the issuance of such rights or options or Convertible Securities, plus, in the case of such rights or options, the minimum amounts of consideration, if any, payable to the Corporation upon the exercise of such rights or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion thereof; provided that if in the case of Convertible Securities the minimum amounts of such consideration cannot be ascertained, but are a function of antidilution or similar protective clauses, the Corporation shall be deemed to have received the minimum amounts of consideration without reference to such clauses; provided further that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of rights, options or Convertible Securities is reduced over time or on the occurrence or non-occurrence of specified events other than by reason of antidilution adjustments, the Effective Price shall be recalculated using the figure to which such minimum amount of consideration is reduced; and provided further that if the minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities is subsequently increased, the Effective Price shall be again recalculated using the increased minimum amount of consideration payable to the Corporation upon the exercise or conversion of such rights, options or Convertible Securities. No further adjustment of the Series A Stock Conversion Price, as adjusted upon the issuance of such rights, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights or options or the conversion of any such Convertible Securities. If any such rights or options or the conversion privilege represented by any such Convertible Securities shall expire without having been exercised, the Series A Stock Conversion Price as adjusted upon the issuance of such rights, options or Convertible Securities shall be readjusted to the Series A Stock Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights or options or rights of conversion of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise, plus the consideration, if any, actually received by the Corporation for the granting of all such rights or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted, plus the consideration, if any, actually received by the Corporation (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion of such Convertible Securities, provided that such readjustment shall not apply to prior conversions of Series A Stock.

(iv) “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Corporation or deemed to be issued pursuant to this Section 5(n), whether or not subsequently reacquired or retired by the Corporation other than (1) shares of Common Stock issued upon conversion of Series A Stock or upon the exercise of that certain common stock warrant originally issued to Intervisual Partners, LLC pursuant to that certain Series A Preferred Stock Purchase Agreement between the Corporation and Intervisual Partners, LLC; (2) shares of Common Stock issued pursuant to that certain Amendment to Zindart Loan and Security Agreement and Agreement by and between the Corporation and Zindart Limited; (3) shares of Common Stock issued upon the exercise of these certain common stock warrants originally issued to each of Alpha Venture Capital, Inc., Acclaim Financial Group, LLC and The RHL Group, Inc., (4) shares of Common Stock and/or options, warrants or other Common Stock purchase rights thereafter (as adjusted for any stock dividends, combinations, splits, recapitalizations and the like) issued to employees, officers or directors of, or consultants or advisors to the Corporation pursuant to stock purchase or stock option plans or other arrangements that are approved by the Board, including, but not limited to, shares of Common Stock issued pursuant to the exercise of options outstanding, as of the Series A Original Issue Date; and (5) shares of Common Stock issued pursuant to a merger approved by the Board subsequent to the Series A Original Issue Date, the sole purpose of which is to effect the reincorporation of the Corporation to another state. The “Effective Price” of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Corporation under this Section 5(j), into the aggregate consideration received, or deemed to have been received by the Corporation for such issue under this Section 5(j), for such Additional Shares of Common Stock.

o. Certificate of Adjustment. In each case of an adjustment or readjustment of the Series A Stock Conversion Price for the number of shares of Common Stock or other securities issuable upon conversion of Series A Stock, if Series A Stock is then convertible pursuant to this Section 5, the Corporation, at its expense, shall compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to each registered holder of Series A Stock at the holder’s address as shown in the Corporation’s books. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based, including a statement of (1) the consideration received or deemed to be received by the Corporation for any Additional Shares of Common Stock issued or sold or deemed to have been issued or sold, (2) the Series A Stock Conversion Price at the time in effect, (3) the number of Additional Shares of Common Stock and (4) the type and amount, if any, of other property which at the time would be received upon conversion of the Preferred Series.

p. Notices of Record Date. Upon (i) any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or (ii) any Acquisition (as defined in Section 3(c)) or other capital reorganization of the Corporation, any reclassification or recapitalization of the capital stock of the Corporation, any merger or consolidation of the Corporation with or into any other corporation, or any Asset Transfer (as defined in Section 3(c)), or any voluntary or involuntary dissolution, liquidation or winding up of the Corporation, the Corporation shall mail to each holder of Series A Stock at least ten (10) days prior to the record date specified therein a notice specifying (1) the date on which any such record is to be taken for the purpose of such dividend or distribution and a description of such dividend or distribution, (2) the date on which any such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up is expected to become effective, and (3) the date, if any, that is to be fixed as to when the holders of record of Common Stock (or other securities) shall be entitled to exchange their shares of Common Stock (or other securities) for securities or other property deliverable upon such Acquisition, reorganization, reclassification, transfer, consolidation, merger, Asset Transfer, dissolution, liquidation or winding up.

6. Mandatory Conversion. Each share of Series A Stock shall automatically be converted into shares of Common Stock, based on the then effective Series A Stock Conversion Price, on the date specified by prior written approval of a majority of the then outstanding Series A Stock, voting as a single class. Upon such automatic conversion, any declared and unpaid dividends shall be paid in accordance with the provisions of Section 5(h) above. Upon such automatic conversion, the outstanding shares of Series A Stock shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless the certificates evidencing such shares of Series A Stock are either delivered to the Corporation or its transfer agent as provided below, or the holder notifies the Corporation or its transfer agent that such certificates have been lost, stolen or destroyed and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.

7. No Reissuance of Series A Stock. No share or shares of Series A Stock acquired by the Corporation by reason of redemption, purchase, conversion or otherwise shall be reissued; and in addition, the Certificate of Determination of Preferences of Series A Preferred Stock shall be appropriately amended to effect the corresponding reduction in the Corporation’s authorized stock.

8. No Preemptive Rights. Shareholders shall have no preemptive rights.

      FIFTH: The name and address of the sole incorporator is                               .

      SIXTH: The Corporation is to have perpetual existence.

      SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors of the Corporation is expressly authorized to make, alter or repeal all or any of the provisions of the By-Laws of the Corporation.

      EIGHTH: (a) The Corporation shall, to the extent and in the manner permitted by the DGCL, indemnify any person against expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was a director or officer of the Corporation. For purposes of such indemnification, a “director” or “officer” of the Corporation shall mean any person (i) who is or was a director or officer of the Corporation, (ii) who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise or (iii) who was a director or officer of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

      The Corporation shall be required to indemnify a director or officer in connection with any action, suit, or proceeding (or part thereof) initiated by such director or officer only if the initiation of such action, suit, or proceeding (or part thereof) by the director or officer was authorized by the Board of Directors of the Corporation.

      The Corporation shall pay the reasonable expenses (including attorney’s fees) incurred by a director or officer of the Corporation entitled to indemnification hereunder in defending any action, suit or proceeding referred to in this Article Ninth in advance of its final disposition; provided, however, that payment of expenses incurred by a director or officer of the Corporation in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced in the event that it should ultimately be determined that the director or officer is not entitled to be indemnified under this Article Ninth or otherwise.

      The rights conferred on any person by section (a) of this Article Ninth shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of this Certificate of Incorporation or any agreement, vote of the stockholders or disinterested directors or other action provided that the same conforms to the provisions of this Certificate of Incorporation, as the same may be amended from time to time, and the laws of the State of Delaware.

      Any repeal or modification of the foregoing provisions of this Article Ninth shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

      (b) The Corporation shall have the power, to the maximum extent and in the manner permitted by the DGCL to indemnify any person, in addition to directors and officers of the Corporation, against reasonable expenses (including reasonable attorneys’ fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred in connection with any threatened, pending or completed action, suit, or proceeding, in which such person was or is a party or is threatened to be made a party by reason of the fact that such person is or was an employee or agent of the Corporation. For purposes of this section (b) of Article Ninth, an “employee” or “agent” of the Corporation (other than a director or officer) shall mean any person (i) who is or was an employee or agent of the Corporation, (ii) who is or was serving at the request of the Corporation as an employee or agent of another corporation, partnership, joint venture, trust or other enterprise or (iii) who was an employee or agent of a corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation.

      (c) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power to indemnify him or her against such liability under the provisions of the DGCL.

      NINTH: No director of the Corporation shall be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director, except for liability (a) for any breach of the director’s duty of loyalty to the Corporation or its shareholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) under Section 174 of the DGCL, or (d) for any transaction from which the director derived an improper personal benefit. If the DGCL hereafter is amended to authorize the further elimination or limitation of the liability of directors, then the liability of a director of the Corporation, in addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the amended DGCL. Any repeal or modification of this Section by the shareholders of the Corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

      TENTH: No contract or other transaction of the Corporation with any other person, firm or corporation, or in which this corporation is interested, shall be affected or invalidated by: (a) the fact that any one or more of the directors or officers of the Corporation is interested in or is a director or officer of such other firm or corporation; or, (b) the fact that any director or officer of the Corporation, individually or jointly with others, may be a party to or may be interested in any such contract or transaction, so long as the contract or transaction is authorized, approved or ratified at a meeting of the Board of Directors by a sufficient vote thereon by directors not interested therein, to which such fact of relationship or interest has been disclosed, or the contract or transaction has been approved or ratified by vote or written consent of the shareholders entitled to vote, to whom such fact of relationship or interest has been disclosed, or so long as the contract or transaction is fair and reasonable to the Corporation. Each person who may become a director or officer of the Corporation is hereby relieved from any liability that might otherwise arise by reason of his contracting with the Corporation for the benefit of himself or any firm or corporation in which he may in any way be interested.

      ELEVENTH: The Corporation reserves the right to amend, alter, change, or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors, and officers are subject to this reserved power.

      I, THE UNDERSIGNED, to form a corporation for the purposes hereinabove stated, under and pursuant to the provisions of the DGCL, do hereby certify that the facts stated herein are true and hereunto set my hand this           day of                     2002.

ANNEX E

BY-LAWS

OF
INTERVISUAL BOOKS, INC.
(a Delaware corporation)

ARTICLE I

STOCKHOLDERS

      1.     Certificates Representing Stock. Certificates representing stock in the corporation shall be signed by, or in the name of, the corporation by the Chairman or Vice-Chairman of the Board of Directors, if any, or by the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary of the corporation. Any or all the signatures on any such certificate may be a facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent, or registrar at the date of issue.

      Whenever the corporation shall be authorized to issue more than one class of stock or more than one series of any class of stock, and whenever the corporation shall issue any shares of its stock as partly paid stock, the certificates representing shares of any such class or series or of any such partly paid stock shall set forth thereon the statements prescribed by the General Corporation Law. Any restrictions on the transfer or registration of transfer of any shares of stock of any class or series shall be noted conspicuously on the certificate representing such shares.

      The corporation may issue a new certificate of stock or uncertificated shares in place of any certificate theretofore issued by it, alleged to have been lost, stolen, or destroyed, and the Board of Directors may require the owner of the lost, stolen, or destroyed certificate, or his legal representative, to give the corporation a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft, or destruction of any such certificate or the issuance of any such new certificate or uncertificated shares.

      2.     Uncertificated Shares. Subject to any conditions imposed by the General Corporation Law, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares. Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the General Corporation Law.

      3.     Fractional Share Interests. The corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered form (either represented by a certificate or uncertificated) or bearer form (represented by a certificate) which shall entitle the holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share or an uncertificated fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing the full shares or uncertificated full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

      4.     Stock Transfers. Upon compliance with provisions restricting the transfer or registration of transfer of shares of stock, if any, transfers or registration of transfers of shares of stock of the corporation shall be made only on the stock ledger of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the corporation or with a transfer agent or a registrar, if any, and, in the case of shares represented by certificates, on surrender of the certificate or certificates for such shares of stock properly endorsed and the payment of all taxes due thereon.

      5.     Record Date for Stockholders. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. In order that the corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining the stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by the General Corporation Law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the corporation’s registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by the General Corporation Law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action. In order that the corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion, or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

      6.     Meaning of Certain Terms. As used herein in respect of the right to notice of a meeting of stockholders or a waiver thereof or to participate or vote thereat or to consent or dissent in writing in lieu of a meeting, as the case may be, the term “share” or “shares” or “share of stock” or “shares of stock” or “stockholder” or “stockholders” refers to an outstanding share or shares of stock and to a holder or holders of record of outstanding shares of stock when the corporation is authorized to issue only one class of shares of stock, and said reference is also intended to include any outstanding share or shares of stock and any holder or holders of record of outstanding shares of stock of any class upon which or upon whom the certificate of incorporation confers such rights where there are two or more classes or series of shares of stock or upon which or upon whom the General Corporation Law confers such rights notwithstanding that the certificate of incorporation may provide for more than one class or series of shares of stock, one or more of which are limited or denied such rights thereunder; provided, however, that no such right shall vest in the event of an increase or a decrease in the authorized number of shares of stock of any class or series which is otherwise denied voting rights under the provisions of the certificate of incorporation, except as any provision of law may otherwise require.

      7.     Stockholder Meetings.

      • Time. The annual meeting shall be held on the date and at the time fixed, from time to time, by the directors, provided, that the first annual meeting shall be held on a date within thirteen months after the organization of the corporation, and each successive annual meeting shall be held on a date within thirteen months after the date of the preceding annual meeting. A special meeting shall be held on the date and at the time fixed by the directors.

      • Place. Annual meetings and special meetings shall be held at such place, within or without the State of Delaware, as the directors may, from time to time, fix. Whenever the directors shall fail to fix such place, the meeting shall be held at the registered office of the corporation in the State of Delaware.

      • Call. Annual meetings and special meetings may be called by the directors or by any officer instructed by the directors to call the meeting.

      • Notice or Waiver of Notice. Written notice of all meetings shall be given, stating the place, date, and hour of the meeting and stating the place within the city or other municipality or community at which the list of stockholders of the corporation may be examined. The notice of an annual meeting shall state that the meeting is called for the election of directors and for the transaction of other business which may properly come before the meeting, and shall (if any other action which could be taken at a special meeting is to be taken at such annual meeting) state the purpose or purposes. The notice of a special meeting shall in all instances state the purpose or purposes for which the meeting is called. The notice of any meeting shall also include, or be accompanied by, any additional statements, information, or documents prescribed by the General Corporation Law. Except as otherwise provided by the General Corporation Law, a copy of the notice of any meeting shall be given, personally or by mail, not less than ten days nor more than sixty days before the date of the meeting, unless the lapse of the prescribed period of time shall have been waived, and directed to each stockholder at his record address or at such other address which he may have furnished by request in writing to the Secretary of the corporation. Notice by mail shall be deemed to be given when deposited, with postage thereon prepaid, in the United States Mail. If a meeting is adjourned to another time, not more than thirty days hence, and/or to another place, and if an announcement of the adjourned time and/or place is made at the meeting, it shall not be necessary to give notice of the adjourned meeting unless the directors, after adjournment, fix a new record date for the adjourned meeting. Notice need not be given to any stockholder who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of a stockholder at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice.

      • Stockholder List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city or other municipality or community where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

      • Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting — the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, by a chairman to be chosen by the stockholders. The Secretary of the corporation, or in his absence, an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the Chairman of the meeting shall appoint a secretary of the meeting.

      • Proxy Representation. Every stockholder may authorize another person or persons to act for him by proxy in all matters in which a stockholder is entitled to participate, whether by waiving notice of any meeting, voting or participating at a meeting, or expressing consent or dissent without a meeting. Every proxy must be signed by the stockholder or by his attorney-in-fact. No proxy shall be voted or acted upon after three years from its date unless such proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and, if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the stock itself or an interest in the corporation generally.

      • Inspectors. The directors, in advance of any meeting, may, but need not, appoint one or more inspectors of election to act at the meeting or any adjournment thereof. If an inspector or inspectors are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors. In case any person who may be appointed as an inspector fails to appear or act, the vacancy may be filled by appointment made by the directors in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, if any, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspectors at such meeting with strict impartiality and according to the best of his ability. The inspectors, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots, or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the person presiding at the meeting, the inspector or inspectors, if any, shall make a report in writing of any challenge, question, or matter determined by him or them and execute a certificate of any fact found by him or them. Except as otherwise required by subsection (e) of Section 231 of the General Corporation Law, the provisions of that Section shall not apply to the corporation.

      • Quorum. The holders of a majority of the outstanding shares of stock shall constitute a quorum at a meeting of stockholders for the transaction of any business. The stockholders present may adjourn the meeting despite the absence of a quorum.

      • Voting. Each share of stock shall entitle the holder thereof to one vote. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Any other action shall be authorized by a majority of the votes cast except where the General Corporation Law prescribes a different percentage of votes and/or a different exercise of voting power, and except as may be otherwise prescribed by the provisions of the certificate of incorporation and these Bylaws. In the election of directors, and for any other action, voting need not be by ballot.

      8.     Stockholder Action Without Meetings. Any action required by the General Corporation Law to be taken at any annual or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing. Action taken pursuant to this paragraph shall be subject to the provisions of Section 228 of the General Corporation Law.

ARTICLE II

DIRECTORS

      1.     Functions and Definition. The business and affairs of the corporation shall be managed by or under the direction of the Board of Directors of the corporation. The Board of Directors shall have the authority to fix the compensation of the members thereof. The use of the phrase “whole board” herein refers to the total number of directors which the corporation would have if there were no vacancies.

      2.     Qualifications and Number. A director need not be a stockholder, a citizen of the United States, or a resident of the State of Delaware. The Board of Directors shall consist of not less than five (5) and no more than eight (8) directors. Subject to the foregoing limitation and except for the first Board of Directors, such number may be fixed from time to time by action of the stockholders or of the directors, or, if the number is not fixed, the number shall be seven. The number of directors may be increased or decreased by action of the stockholders or of the directors.

      3.     Election and Term. The first Board of Directors, unless the members thereof shall have been named in the certificate of incorporation, shall be elected by the incorporator or incorporators and shall hold office until the first annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Any director may resign at any time upon written notice to the corporation. Thereafter, directors who are elected at an annual meeting of stockholders, and directors who are elected in the interim to fill vacancies and newly created directorships, shall hold office until the next annual meeting of stockholders and until their successors are elected and qualified or until their earlier resignation or removal. Except as the General Corporation Law may otherwise require, in the interim between annual meetings of stockholders or of special meetings of stockholders called for the election of directors and/or for the removal of one or more directors and for the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board of Directors, including unfilled vacancies resulting from the removal of directors for cause or without cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum, or by the sole remaining director.

      4.     Meetings.

      • Time. Meetings shall be held at such time as the Board shall fix, except that the first meeting of a newly elected Board shall be held as soon after its election as the directors may conveniently assemble.

      • Place. Meetings shall be held at such place within or without the State of Delaware as shall be fixed by the Board.

      • Call. No call shall be required for regular meetings for which the time and place have been fixed. Special meetings may be called by or at the direction of the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, or the President, or of a majority of the directors in office.

      • Notice or Actual or Constructive Waiver. No notice shall be required for regular meetings for which the time and place have been fixed. Written, oral, or any other mode of notice of the time and place shall be given for special meetings in sufficient time for the convenient assembly of the directors thereat. Notice need not be given to any director or to any member of a committee of directors who submits a written waiver of notice signed by him before or after the time stated therein. Attendance of any such person at a meeting shall constitute a waiver of notice of such meeting, except when he attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors need be specified in any written waiver of notice.

      • Quorum and Action. A majority of the whole Board shall constitute a quorum except when a vacancy or vacancies prevents such majority, whereupon a majority of the directors in office shall constitute a quorum, provided, that such majority shall constitute at least one-third of the whole Board. A majority of the directors present, whether or not a quorum is present, may adjourn a meeting to another time and place. Except as herein otherwise provided, and except as otherwise provided by the General Corporation Law, the vote of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board. The quorum and voting provisions herein stated shall not be construed as conflicting with any provisions of the General Corporation Law and these Bylaws which govern a meeting of directors held to fill vacancies and newly created directorships in the Board or action of disinterested directors.

      Any member or members of the Board of Directors or of any committee designated by the Board, may participate in a meeting of the Board, or any such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other.

      • Chairman of the Meeting. The Chairman of the Board, if any and if present and acting, shall preside at all meetings. Otherwise, the Vice-Chairman of the Board, if any and if present and acting, or the President, if present and acting, or any other director chosen by the Board, shall preside.

      5.     Removal of Directors. Except as may otherwise be provided by the General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors.

      6.     Committees. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of any member of any such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the corporation with the exception of any authority the delegation of which is prohibited by Section 141 of the General Corporation Law, and may authorize the seal of the corporation to be affixed to all papers which may require it.

      7.     Written Action. Any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

ARTICLE III

OFFICERS

      The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and, if deemed necessary, expedient, or desirable by the Board of Directors, a Chairman of the Board, a Vice-Chairman of the Board, an Executive Vice-President, one or more other Vice-Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers, and such other officers with such titles as the resolution of the Board of Directors choosing them shall designate. Except as may otherwise be provided in the resolution of the Board of Directors choosing him, no officer other than the Chairman or Vice-Chairman of the Board, if any, need be a director. Any number of offices may be held by the same person, as the directors may determine.

      Unless otherwise provided in the resolution choosing him, each officer shall be chosen for a term which shall continue until the meeting of the Board of Directors following the next annual meeting of stockholders and until his successor shall have been chosen and qualified.

      All officers of the corporation shall have such authority and perform such duties in the management and operation of the corporation as shall be prescribed in the resolutions of the Board of Directors designating and choosing such officers and prescribing their authority and duties, and shall have such additional authority and duties as are incident to their office except to the extent that such resolutions may be inconsistent therewith. The Secretary or an Assistant Secretary of the corporation shall record all of the proceedings of all meetings and actions in writing of stockholders, directors, and committees of directors, and shall exercise such additional authority and perform such additional duties as the Board shall assign to him. Any officer may be removed, with or without cause, by the Board of Directors. Any vacancy in any office may be filled by the Board of Directors.

ARTICLE IV

INDEMNIFICATION

      The Corporation shall (a) indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, (b) indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or served at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any such action, suit or proceeding, in each case to the fullest extent permissible under subsections (a)through (f) of Section 145 of General Corporation Law of the State of Delaware or the indemnification provisions of any successor statute and (c) advance reasonable and necessary expenses in connection with such actions or suits, and not seek reimbursement of such expenses unless there is a specific determination by a court having competent jurisdiction that the officer or director is not entitled to such indemnification. The foregoing right of indemnification shall in no way be exclusive of any other rights of indemnification to which any such persons may be entitled, under any by-law, agreement, vote of shareholders or disinterested directors or otherwise, and shall inure to the benefit of such person and the heirs, executors and administrators of such a person.

ARTICLE II

CORPORATE SEAL

      The corporate seal shall be in such form as the Board of Directors shall prescribe.

ARTICLE VI

FISCAL YEAR

      The fiscal year of the corporation shall be fixed, and shall be subject to change, by the Board of Directors.

ARTICLE VII

CONTROL OVER BYLAWS

      Subject to the provisions of the certificate of incorporation and the provisions of the General Corporation Law, the power to amend, alter, or repeal these Bylaws and to adopt new Bylaws may be exercised by the Board of Directors or by the stockholders.

(SEAL)

INTERVISUAL BOOKS, INC.	PROXY

INTERVISUAL BOOKS, INC.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLEASE CLEARLY INDICATE A RESPONSE BY CHECKING ONE OF THE BOXES ([FOR] [WITHHOLD AUTHORITY] [AGAINST] OR [ABSTAIN]) NEXT TO EACH OF THE FIVE (5) PROPOSALS

     The undersigned hereby appoint(s) ____________ as a proxy (the “Proxy”) for the undersigned, with the power of substitution and resubstitution to vote any and all shares of capital stock of Intervisual Books, Inc. (the “Company”) which the undersigned would be entitled to vote as fully as the undersigned could do if personally present at the Annual Meeting of the Company, to be held on October 17, 2002, at ________ A.M. eastern time, and at any adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items more fully described in the notice of and proxy statement for the Annual Meeting (receipt of which is hereby acknowledged):

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ITEMS NO. 1, 2, 3, 4 AND 5.

1.	ELECTION OF DIRECTORS

VOTE

☐	FOR ALL nominees listed below EXCEPT as marked to the contrary below

☐	WITHHOLD AUTHORITY to vote for ALL nominees listed below (INSTRUCTION: To withhold authority to vote for any individual nominee strike a line through the nominee’s name below.)

☐	ABSTAIN

Waldo H. Hunt, Louis Perlman, Laurence Nusbaum, Douglas Ellenoff, Allen Furst, William Bruce Johnson and Mark Shapiro

2.	ADOPTION OF 2002 STOCK PLAN

☐	FOR the adoption of Company’s 2002 Stock Plan

☐	AGAINST

☐	ABSTAIN

3.	RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP, AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR 2002.

☐	FOR the ratification of the selection of BDO Seidman, LLP

☐	AGAINST

☐	ABSTAIN

4.	AMENDMENT OF COMPANY’S CERTIFICATE OF INCORPORATION

☐	FOR the Amendment of Company’s Certificate of Incorporation to increase the number of authorized shares of common stock and preferred stock

☐	AGAINST

☐	ABSTAIN

5.	CHANGE OF THE COMPANY’S STATE OF INCORPORATION

☐	FOR approval to change the Company’s state of incorporation from the State of California to the State of Delaware

☐	AGAINST

☐	ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE; UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED (1) FOR THE ELECTION OF THE SEVEN (7) NOMINEES NAMED IN ITEM 1, (2) FOR THE ADOPTION OF THE 2002 STOCK PLAN IN ITEM 2, (3) FOR THE RATIFICATION OF THE SELECTION OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR 2002 IN ITEM 3 (4) FOR THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND PREFERRED STOCK OF THE COMPANY IN ITEM 4 (5) FOR THE CHANGE OF THE COMPANY’S STATE OF INCORPORATION FROM THE STATE OF CALIFORNIA TO THE STATE OF DELAWARE AND (6) IN THE DISCRETION OF THE PROXY ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

     In his discretion, ____________ (or his substitute (s)) is authorized to vote upon such other business as may properly come before the meeting.

     Please mark, sign date and return this Proxy promptly using the accompanying postage pre-paid envelope. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERVISUAL BOOKS, INC.

Dated: ________________________________________________

Signature

Signature if jointly owned:

Print name:

Please sign exactly as the name appears on your stock certificate. When shares of capital stock are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please include full title as such. If the shares of capital stock are owned by a corporation, sign in the full corporate name by an authorized officer. If the shares of capital stock are owned by a partnership, sign in the name of the partnership by an authorized officer.

PLEASE MARK, DATE, SIGN AND RETURN THIS PROXY PROMPTLY
IN THE ENCLOSED ENVELOPE

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